CMBS NEW ISSUE

                                  CSFB 2001-CK1

                       COLLATERAL & STRUCTURAL TERM SHEET

                                  $900,975,000

                                  (APPROXIMATE)
                              OFFERED CERTIFICATES

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2001-CK1

                  ------------------------------------------
                  |                                         |
                  |            [LOGO] COLUMN(TM)            |
                  |                 FINANCIAL               |
                  |                                         |
                  ------------------------------------------


                                     [LOGO]
                                     KEYBANK


                           CREDIT SUISSE FIRST BOSTON

MCDONALD INVESTMENTS            MERRILL LYNCH & CO.         SALOMON SMITH BARNEY
 A KEYCORP COMPANY

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc., Merrill Lynch, Pierce, Fenner & Smith, Incorporated and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

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CSFB 2001-CK1                             COLLATERAL AND STRUCTURAL TERM SHEET                                   FEB. 13, 2001
-----------------------------------------------------------------------------------------------------------------------------------

I. TRANSACTION OFFERING:

-----------------------------------------------------------------------------------------------------------------------------------
                           INITIAL      APPROXIMATE
                          PRINCIPAL     % OF TOTAL                INITIAL   ASSUMED
                         BALANCE OR       INITIAL   APPROXIMATE    PASS-    WEIGHTED                EXPECTED
                          NOTIONAL       PRINCIPAL     CREDIT     THROUGH   AVERAGE     EXPECTED    PRINCIPAL   LEGAL
CLASS        RATINGS(1)    AMOUNT         BALANCE     SUPPORT     RATE(2)   LIFE(3)    MATURITY(3)  WINDOW(3)   STATUS     ERISA(4)
-----        ----------    ------         -------     -------     -------   --------   ----------- ----------   ------     --------

Offered Certificates:

A-1           Aaa/AAA    $108,000,000     10.28%        24.25%       %         4.6        11/07    4/01-11/07     Public        Yes
A-2           Aaa/AAA    $155,000,000     14.75%        24.25%       %         7.1        11/09    11/07-11/09    Public        Yes
A-3           Aaa/AAA    $532,905,000     50.72%        24.25%       %         9.5        12/10    11/09-12/10    Public        Yes
B             Aa2/AA      $44,655,000      4.25%        20.00%       %         9.8        12/10    12/10-12/10    Public        Yes
C             A2/A        $47,281,000      4.50%        15.50%       %         9.8        12/10    12/10-12/10    Public        Yes
D             A3/A-       $13,134,000      1.25%        14.25%       %         9.8        12/10    12/10-12/10    Public        Yes


Non-Offered Certificates(5):

E             Baa1/BBB+   $13,134,000      1.25%        13.00%       %         9.8         1/11    12/10-1/11   Private-144A    Yes
F             Baa2/BBB    $21,014,000      2.00%        11.00%       %         9.8         1/11     1/11-1/11   Private-144A    Yes
G             Baa3/BBB-   $18,387,000      1.75%         9.25%       %         9.8         1/11     1/11-1/11   Private-144A    Yes
H             Ba1/BB+     $18,387,000      1.75%         7.50%       %         9.8         1/11     1/11-1/11   Private-144A    No
J             Ba2/BB      $28,894,000      2.75%         4.75%       %        10.0         8/11     1/11-8/11   Private-144A    No
K             Ba3/BB-      $7,881,000      0.75%         4.00%       %        10.4         8/11     8/11-8/11   Private-144A    No
L             B1/B+        $7,880,000      0.75%         3.25%       %        10.6        10/11    8/11-10/11   Private-144A    No
M             B2/NR       $15,760,000      1.50%         1.75%       %        10.9        12/12    10/11-12/12  Private-144A    No
N             B3/NR        $5,254,000      0.50%         1.25%       %        11.8        12/12    12/12-12/12  Private-144A    No
O             NR/NR       $13,134,019      1.25%         0.00%       %        11.9         1/15    12/12-1/15   Private-144A    No
A-X           Aaa/AAA  $1,050,700,019    100.00%          N/A        %         8.8         1/15        N/A      Private-144A    Yes
A-CP          Aaa/AAA    $357,605,000     34.03%          N/A        %         7.0         3/08        N/A      Private-144A    Yes
A-Y           Aaa/AAA    $532,905,000     50.72%          N/A        %         9.5        12/10        N/A      Private-144A    Yes
-----------------------------------------------------------------------------------------------------------------------------------


(1)  Moody's Investors Service, Inc. / Fitch, Inc.

(2) Classes _, _ and _ will be fixed rate. Classes _, _ and _ will be fixed subject to the net WAC of the pool.

(3) Assumes 0% CPR, no defaults, no extensions and ARD Loans (as described in the prospectus supplement) pay in full on their respective anticipated repayment dates. Otherwise based on "Modeling Assumptions" set forth in the prospectus supplement. Expressed in years.

(4) Expected to be eligible for Credit Suisse First Boston Corporation's individual prohibited transaction exemption under ERISA.

(5)  Not offered herein.



MORTGAGE LOAN SELLER PROFILE:

Column Financial, Inc., "Column", will be selling 100 mortgage loans, representing 82.05% of the initial mortgage pool balance to the Trust. Column was established in August 1993 and is an indirect wholly owned subsidiary of Credit Suisse Group. Column has originated more than 2,100 commercial mortgage loans, totaling approximately $11.0 billion, since its inception. Column sources, underwrites and closes various mortgage loan products through 18 production offices located throughout the country. All of the Column mortgage loans in this transaction were originated or acquired between 1998 and 2001.

KeyBank National Association, "KeyBank", will be selling 49 mortgage loans, representing 17.95% of the initial mortgage pool balance to the Trust. KeyBank, a wholly owned subsidiary of KeyCorp, is a national banking association.
KeyBank, headquartered in Cleveland, OH, provides financial services, including commercial and multifamily real estate financing, throughout the United States.
As of December 31, 2000, KeyBank had total assets of approximately $77.8 billion, total liabilities of approximately $72.0 billion and approximately $5.7 billion in stockholder's equity. As of December 31, 2000, Key Commercial Real
Estate, a division of KeyBank, had total assets of approximately $7.7 billion comprised of construction and interim loans, CMBS investments, and conduit and other fixed rate permanent loans. Key Commercial Mortgage, a division of Key
Commercial Real Estate, has originated over $3.8 billion in commercial mortgage loans since its inception and has a current servicing portfolio of $7.6 billion.


-------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation,
McDonald Investments Inc., Merrill Lynch, Pierce, Fenner & Smith, Incorporated
and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
-------------------------------------------------------------------------------


                                       2


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
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CSFB 2001-CK1                             COLLATERAL AND STRUCTURAL TERM SHEET                                 FEB. 13, 2001
--------------------------------------------------------------------------------------------------------------------------------

II. COLLATERAL OVERVIEW(1)

       o MORTGAGE LOAN POOL

         Initial Mortgage Pool Balance:               $1,050,700,019

         Average Cut-off Date
         Principal Balance:                           $7,051,678

         Loans/Properties:                            149 loans/164 properties

         Largest Loan:                                 7.4%

         Five Largest Loans:                          25.2%

         Ten Largest Loans:                           38.2%

         Appraisals:                                  100% of the appraisals state that they follow the guidelines set forth in Title XI of FIRREA.
       o PROPERTY TYPE CONCENTRATIONS

         Office:                                      35.7%

         Retail:                                      26.9%  (Anchored(2) 24.1%; Unanchored 2.8%)

         Multifamily:                                 19.2%

         Industrial:                                   8.4%

         Other:                                        9.8%

       o GEOGRAPHIC DISTRIBUTION

         California:                                  32.3% (Southern 21.6%/Northern 10.6%)(3)

         Texas:                                        8.5%

         Pennsylvania:                                 6.6%

         New York:                                     6.1%

         Massachusetts:                                6.1%

         Other:                                       28 other states and the District of Columbia, which comprise less than 4.7% individually

       o CREDIT STATISTICS

         Wtd. Avg. Underwritten DSCR:                 1.34x

         Wtd. Avg. Cut-off Date LTV Ratio:            69.7%

         Wtd. Avg. Balloon/ARD LTV Ratio:             62.3%

(1) All percentages are of the Initial Mortgage Pool Balance unless otherwise noted. All information provided based on a March 2001 Cut-off Date unless otherwise noted.

(2)  Includes shadow anchored properties.

(3) Southern California consists of mortgaged real properties in California zip codes less than or equal to 93600. Northern California consists of mortgaged real properties in zip codes greater than 93600.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc., Merrill Lynch, Pierce, Fenner & Smith, Incorporated and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
CSFB 2001-CK1                             COLLATERAL AND STRUCTURAL TERM SHEET                                 FEB. 13, 2001
--------------------------------------------------------------------------------------------------------------------------------


II. COLLATERAL OVERVIEW (CONTINUED) (1)

       o LOANS WITH RESERVE REQUIREMENTS

         Tax escrows:                                  90.7%

         Insurance escrows:                            80.3%

         Cap. Ex./FF&E escrows(2):                     76.0%

         TI/LC escrows(2):                             54.5%

       o MORTGAGE LOAN POOL CHARACTERISTICS

         Gross WAC:                                    8.1669%

         Wtd. Avg. Remaining Term(3):                  111 Months

         Wtd. Avg. Seasoning:                          5 Months

         Call Protection:                              All of the mortgage loans provide for either a prepayment lockout period ("Lockout"), a defeasance period ("Defeasance"), a yield maintenance premium ("YMP") period, or a combination thereof.

         Defeasance:                                   91.5%

         Credit Tenant Lease Loans:                    None

         Loans with Secured Subordinate Debt:           2.0%

         Loans with Unsecured Subordinate Debt:         0.4%

         Loans with Mezzanine Debt:                     1.9%

         Leasehold:                                    11.3%

         Delinquency:                                  None of the mortgage loans will be 30 days or more delinquent with respect to any monthly debt service payment as of the January 2001 due date or at any time during the 12-month period preceding that date.

(1) All percentages are of the Initial Mortgage Pool Balance unless otherwise noted. All information provided based on a March 2001 Cut-off Date unless otherwise noted.

(2) Includes loans with provisions for upfront and/or collected reserves. TI/LC escrows are expressed as a percentage of only the mortgage loans secured by office, retail, mixed use and industrial properties.

(3) In the case of ARD Loans, the anticipated repayment date is assumed to be the maturity date.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc., Merrill Lynch, Pierce, Fenner & Smith, Incorporated and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
CSFB 2001-CK1                             COLLATERAL AND STRUCTURAL TERM SHEET                                 FEB. 13, 2001
--------------------------------------------------------------------------------------------------------------------------------


III. TRANSACTION OVERVIEW

     OFFERED CERTIFICATES:               Classes A-1, A-2, A-3, B, C and D are being publicly offered

     PASS-THROUGH STRUCTURE:             Senior/Subordinate, Sequential Pay Pass-Through Certificates

     MORTGAGE LOAN SELLERS:              Column Financial, Inc. and KeyBank National Association

     LEAD MANAGER & BOOKRUNNER:          Credit Suisse First Boston Corporation

     CO-MANAGERS:                        McDonald Investments Inc., Merrill Lynch, Pierce, Fenner & Smith, Incorporated and
                                         Salomon Smith Barney Inc.

     RATING AGENCIES:                    Moody's Investors Service, Inc. and Fitch, Inc.

     MASTER SERVICER:                    KeyCorp Real Estate Capital Markets, Inc.
                                         CapMark Services, L.P. (with respect to the Crystal Pavilion/Petry Building Loan)

     SPECIAL SERVICER:                   ORIX Real Estate Capital Markets LLC
                                         Lennar Partners, Inc. (with respect to the Crystal Pavilion/Petry Building Loan)

     TRUSTEE:                            Wells Fargo Bank Minnesota, N.A.

     CUT-OFF DATE:                       March 2001

     SETTLEMENT DATE:                    On or about ____________, 2001

     DISTRIBUTION DATE:                  The later of the fifteenth calendar day of the month and the fourth business day following the Determination Date

     DETERMINATION DATE:                 The eleventh calendar day of the month or if the eleventh is not a business day, the next business day

     MINIMUM DENOMINATIONS:              $10,000 for all offered certificates and in additional multiples of $1

     SETTLEMENT TERMS:                   DTC, Euroclear and Clearstream, same day funds, with accrued interest

     ERISA:                              Classes A-1, A-2, A-3, B, C and D are expected to be eligible for the lead manager's individual prohibited transaction exemption with respect to ERISA, subject to certain conditions of eligibility

     SMMEA:                              None of the offered classes are expected to be SMMEA eligible.

     TAX TREATMENT:                      REMIC

     ANALYTICS:                          Cashflows are expected to be available through Bloomberg, the Trepp Group, Intex
                                         Solutions and Charter Research

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation,
McDonald Investments Inc., Merrill Lynch, Pierce, Fenner & Smith, Incorporated
and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

                                       5

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

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CSFB 2001-CK1                             COLLATERAL AND STRUCTURAL TERM SHEET                                    FEB. 13, 2001
-----------------------------------------------------------------------------------------------------------------------------------

IV. STRUCTURE DESCRIPTION

[BAR GRAPH]

                                                 ADMINISTRATIVE FEE

                                      Private                                                 Private
                                       A-CP                                                     A-X
                                      Aaa/AAA                                                 Aaa/AAA
--------------- ---------------------------------------------------------- --------------------------------------------------------


                Private
                 A-Y
                Aaa/AAA
               --------
Public  Public  Public  Public  Public Public  Private  Private  Private  Private  Private  Private Private Private Private Private

Class   Class   Class   Class   Class  Class    Class    Class    Class    Class    Class    Class   Class   Class   Class   Class
 A-1     A-2     A-3      B       C      D        E        F        G        H        J        K       L       M       N       O
Aaa/AAA Aaa/AAA Aaa/AAA Aa2/AA   A2/A  A3/A-  Baa1/BBB+ Baa2/BBB Baa3/BBB- Ba1/BB+ Ba2/BB   Ba3/BB-  B1/B+   B2/NR   B3/NR   NR/NR


o The P&I certificates will be paid principal sequentially beginning with Class A-1.

o The Class A-X, Class A-CP and Class A-Y Certificates will collectively accrue interest on the total principal balance of the Class A-1, A-2, A-3, B, C, D, E, F, G, H, J, K, L, M, N and O Certificates.

o The Class A-X, A-CP and A-Y Certificates will collectively accrue interest at a rate approximately equal to the excess, if any, of the weighted average net coupon for the mortgage pool over the weighted average pass-through rate for Classes A-1, A-2, A-3, B, C, D, E, F, G, H, J, K, L,
     M, N and O.

-------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation,
McDonald Investments Inc., Merrill Lynch, Pierce, Fenner & Smith, Incorporated
and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
-------------------------------------------------------------------------------

                                       6

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

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CSFB 2001-CK1                             COLLATERAL AND STRUCTURAL TERM SHEET                                    FEB. 13, 2001
-----------------------------------------------------------------------------------------------------------------------------------

V. YIELD MAINTENANCE PREPAYMENT PREMIUM ALLOCATION:
YIELD MAINTENANCE PREPAYMENT
PREMIUMS:                                   Yield Maintenance Prepayment Premiums will be distributed on each Distribution Date as follows: A portion (based on the product of the Base Interest Fraction and the Principal
                                            Entitlement Fraction as described below) will be delivered to each of the following
                                            Classes: A-1, A-2, A-3, B, C, D, E, F and G (the "Yield Maintenance Classes"). The
                                            remainder will be distributed to Class A-X and Class A-Y.

                                            With respect to each Yield Maintenance Class, the "Base Interest Fraction" is a fraction having:

                                                     A numerator equal to the excess of the pass-through rate on such class of certificates over the discount rate used in calculating the yield maintenance charge, and

                                                     A denominator equal to the excess of the mortgage rate of the prepaid loan over such discount rate.

                                            With respect to each Yield Maintenance Class, the "Principal Entitlement Fraction" is a
                                            fraction having:

                                                     A numerator equal to the total principal distributable on such class of certificates on the subject Distribution Date, and

                                                     A denominator equal to the total principal, if any, distributable on all the certificates, public and private, on the subject Distribution Date.

YIELD MAINTENANCE PREPAYMENT
PREMIUM EXAMPLE:                            The following is an example of the Yield Maintenance Prepayment Premium allocation based on the following assumptions:

                                            o    Class receiving principal payment is A-1

                                            o    Mortgage rate: 8.00%

                                            o    The Discount Rate at time of prepayment: 5.75%

                                            o    The Class A-1 Pass-Through Rate is equal to 7.00%


                                                        CLASS A-1            CLASS A-X AND A-Y
METHOD                                                  CERTIFICATES         CERTIFICATES
---------------------------------------------------------------------------------------------------------------------------
(Class A-1 Pass Through Rate - Discount Rate)           (7.00%-5.75%)        (100.00%-Class A-1 Certificate Percentage)
---------------------------------------------           -------------
(Mortgage Rate-Discount Rate)                           (8.00%-5.75%)

Prepayment Premium Allocation                           55.56%               44.44%


-------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc., Merrill Lynch, Pierce, Fenner & Smith, Incorporated and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
-------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
CSFB 2001-CK1                             COLLATERAL AND STRUCTURAL TERM SHEET                                    FEB. 13, 2001
-----------------------------------------------------------------------------------------------------------------------------------

VI. ADDITIONAL DEAL FEATURES

   PREPAYMENT INTEREST SHORTFALLS:   Any Prepayment Interest Shortfalls that are not offset by the servicing fee and interest accrued on such prepayments from the date of prepayment will be allocated pro rata to each interest-bearing Class of Certificates in proportion to the amount of interest accrued on such Class for such distribution date.

   CONTROLLING CLASS:                The most subordinate Class of Certificates then outstanding that has a principal balance at least equal to 25% of the initial principal balance of such Class; or, if no such Class exists, the most subordinate Class then outstanding with a principal balance greater than zero.

   SPECIAL SERVICER/LOAN
   MODIFICATIONS:                    The special servicer will be responsible for servicing loans that, in general, are in default or are in imminent default and for administering REO Properties. Subject to any limitations described in the prospectus supplement, the special servicer may (if in its sole good faith and reasonable judgment, the special servicer believes such action would maximize the recovery to the Certificateholders on a present value basis) modify such loans, or, extend the date on which any Balloon Payment is scheduled to be due (but not beyond the date three years prior to the rated final distribution date).

   PRINCIPAL & INTEREST ADVANCES:    The master servicer will generally be required to advance delinquent scheduled payments of principal and interest on the mortgage loans (excluding any balloon payments, default interest or excess interest) and other required amounts through liquidation, subject to a recoverability standard. In the event that the master servicer fails to make a required advance of delinquent scheduled payments of principal and interest, the Trustee will be obligated to make the advance.

   OPTIONAL TERMINATION:             At any time the mortgage pool balance is equal to or less than 1% of the Initial Mortgage
                                     Pool Balance, the trust fund may be terminated and the certificates retired at the option of:
                                     the majority holder of the Controlling Class; or, if it declines, the master servicer; and
                                     lastly, the special servicer.



--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc., Merrill Lynch, Pierce, Fenner & Smith, Incorporated and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK1         COLLATERAL AND STRUCTUAL TERM SHEET          FEB. 13, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       MORTGAGED REAL PROPERTIES BY STATE
--------------------------------------------------------------------------------


                           [REPRESENTATION OF GRAPHIC]


                         WA                         2.9%
                         OR                         1.9%
                         CA                        32.3%
                         AK                         0.1%
                         UT                         0.1%
                         CO                         3.4%
                         AZ                         1.0%
                         NM                         0.8%
                         NE                         0.7%
                         TX                         8.5%
                         HI                         1.7%
                         MN                         0.3%
                         IA                         0.0%
                         MO                         1.0%
                         LA                         0.3%
                         AL                         0.6%
                         GA                         1.5%
                         FL                         4.6%
                         TN                         0.2%
                         SC                         0.8%
                         NC                         2.0%
                         VA                         2.6%
                         DC                         0.3%
                         MD                         1.6%
                         NJ                         1.5%
                         IN                         2.2%
                         OH                         2.7%
                         PA                         6.6%
                         MI                         3.3%
                         NY                         6.1%
                         CT                         1.4%
                         RI                         0.2%
                         MA                         6.1%
                         NH                         0.9%

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                                                         WEIGHTED
                       NUMBER OF                     PERCENTAGE OF       AVERAGE                    WEIGHTED
                       MORTGAGED    CUT-OFF DATE        INITIAL          MORTGAGE     WEIGHTED      AVERAGE
                         REAL        PRINCIPAL       MORTGAGE POOL       INTEREST      AVERAGE    CUT-OFF DATE
STATE                 PROPERTIES      BALANCE           BALANCE            RATES       U/W DSCR     LTV RATIO
--------------------------------------------------------------------------------------------------------------
California (1)            27       $  338,908,703        32.3%            8.0631%       1.39X        68.9%
   Southern California    21          227,352,199        21.6%            7.9997%       1.41         67.6%
   Northern California     6          111,556,504        10.6%            8.1922%       1.34         71.4%
Texas                     22           89,761,264         8.5%            8.3083%       1.26         77.7%
Pennsylvania               4           69,834,562         6.6%            8.5117%       1.24         74.0%
New York                   6           64,051,143         6.1%            8.2183%       1.67         41.5%
Massachusetts              5           63,628,757         6.1%            7.8284%       1.31         66.1%
Florida                   13           48,255,911         4.6%            8.3030%       1.25         76.0%
Colorado                   5           35,554,513         3.4%            7.9342%       1.31         73.1%
Michigan                   8           34,180,604         3.3%            8.3000%       1.26         72.6%
Washington                 6           30,128,288         2.9%            8.1554%       1.29         68.6%
Ohio                      14           28,027,616         2.7%            8.2004%       1.32         73.0%
Virginia                   7           27,624,832         2.6%            8.0903%       1.26         74.7%
Indiana                    6           22,730,512         2.2%            8.2746%       1.26         75.3%
North Carolina             2           20,965,245         2.0%            8.3131%       1.20         79.3%
Oregon                     1           19,861,229         1.9%            8.0700%       1.24         53.5%
Hawaii                     1           18,050,820         1.7%            7.9800%       1.23         75.2%
Maryland                   5           16,638,757         1.6%            8.0717%       1.29         75.9%
New Jersey                 3           15,795,722         1.5%            8.2164%       1.27         71.1%
Georgia                    2           15,399,680         1.5%            8.5725%       1.23         76.9%
Connecticut                7           14,496,753         1.4%            8.3313%       1.33         72.9%
Arizona                    3           10,866,542         1.0%            7.9838%       1.27         75.2%
Missouri                   1           10,449,885         1.0%            8.2500%       1.26         73.6%
New Hampshire              1            8,964,157         0.9%            8.3900%       1.52         71.7%
South Carolina             3            8,473,173         0.8%            8.2476%       1.26         72.2%
New Mexico                 2            8,375,252         0.8%            8.3321%       1.25         72.1%
Nebraska                   1            7,571,109         0.7%            8.0700%       1.53         63.1%
Alabama                    1            6,472,701         0.6%            9.0700%       1.28         73.6%
Louisiana                  1            3,191,295         0.3%            8.6600%       1.30         73.4%
Minnesota                  1            2,998,244         0.3%            7.8600%       1.23         79.7%
District of Columbia       1            2,845,167         0.3%            7.5000%       1.37         74.9%
Tennessee                  1            2,625,693         0.2%            7.7200%       1.29         62.5%
Rhode Island               1            2,045,067         0.2%            8.3000%       1.30         74.6%
Utah                       1              798,200         0.1%            8.9000%       1.37         60.2%
Alaska                     1              605,922         0.1%            8.8400%       1.35         57.2%
Iowa                       1              522,700         0.0%            8.8500%       1.46         72.1%
                       --------------------------------------------------------------------------------------
Total/Weighted Average:  164       $1,050,700,019       100.0%            8.1669%       1.34X        69.7%
                       ======================================================================================


(1) Southern California consists of mortgaged real properties in California zip codes less than or equal to 93600. Northern California consists of mortgaged real properties in California zip codes greater than 93600.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc., Merrill Lynch, Pierce, Fenner & Smith, Incorporated and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK1         COLLATERAL AND STRUCTUAL TERM SHEET          FEB. 13, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     MORTGAGED PROPERTIES BY PROPERTY TYPE
--------------------------------------------------------------------------------

                      [REPRESENTATION OF MISSING GRAPHIC]

                   MANUFACTURED HOUSING            0.8%
                   INDUSTRIAL                      8.4%
                   OFFICE                         35.7%
                   MULTIFAMILY                    19.2%
                   RETAIL                         26.9%
                   HOTEL                           3.1%
                   MIXED USE                       3.9%
                   SELF STORAGE                    2.0%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                          WEIGHTED
                                        NUMBER OF                       PERCENTAGE OF      AVERAGE                 WEIGHTED
                                        MORTGAGED    CUT-OFF DATE         INITIAL         MORTGAGE     WEIGHTED    AVERAGE
                                           REAL         PRINCIPAL        MORTGAGE POOL     INTEREST     AVERAGE   CUT-OFF DATE
PROPERTY TYPE                           PROPERTIES     BALANCE            BALANCE          RATES      U/W DSCR     LTV RATIO
------------------------------------------------------------------------------------------------------------------------------------
Office                                    26         $  374,669,492         35.7%          8.2490%       1.34x         66.7%
Retail                                    44            283,021,007         26.9%          8.0218%       1.35          69.3%
Multifamily                               62            201,914,915         19.2%          8.2479%       1.26          76.9%
Industrial                                10             87,797,218          8.4%          8.0808%       1.35          69.0%
Mixed Use                                  7             40,760,579          3.9%          8.1645%       1.27          72.6%
Hotel                                      4             32,633,394          3.1%          8.3978%       1.59          60.9%
Self Storage                               6             21,258,991          2.0%          7.8928%       1.46          69.4%
Manufactured Housing                       5              8,644,423          0.8%          8.1477%       1.33          74.1%
                               -----------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  164         $1,050,700,019        100.0%          8.1669%       1.34x         69.7%
                               =====================================================================================================


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc., Merrill Lynch, Pierce, Fenner & Smith, Incorporated and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
CSFB 2001-CK1                             COLLATERAL AND STRUCTURAL TERM SHEET                                    FEB. 13, 2001
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

                                      MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE

                                                                                      WEIGHTED
                                            NUMBER OF                  PERCENTAGE OF  AVERAGE                WEIGHTED
                                            MORTGAGED    CUT-OFF DATE     INITIAL     MORTGAGE   WEIGHTED    AVERAGE
                                              REAL        PRINCIPAL    MORTGAGE POOL  INTEREST   AVERAGE   CUT-OFF DATE
PROPERTY TYPE       PROPERTY SUB-TYPE      PROPERTIES      BALANCE        BALANCE       RATES    U/W DSCR    LTV RATIO
-----------------------------------------------------------------------------------------------------------------------
Retail
                    Anchored (1)              27        $ 253,469,399     24.1%       7.9665%     1.36x         69.1%
                    Unanchored                17           29,551,608      2.8%       8.4966%     1.28          70.3%
                                          -----------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                        44        $ 283,021,007     26.9%       8.0218%     1.35x         69.3%
                                          =============================================================================

Hotel
                    Full Service               2        $  24,256,355      2.3%       8.3017%     1.64x         59.2%
                    Limited Service            2            8,377,039      0.8%       8.6760%     1.44          65.8%
                                          -----------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                         4        $  32,633,394      3.1%       8.3978%     1.59x         60.9%
                                          =============================================================================

(1) INCLUDES SHADOW ANCHORED PROPERTIES.
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                  CUT-OFF DATE PRINCIPAL BALANCES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            WEIGHTED
                                        NUMBER OF                        PERCENTAGE OF      AVERAGE                      WEIGHTED
                                        UNDERLYING      CUT-OFF DATE        INITIAL         MORTGAGE      WEIGHTED       AVERAGE
        RANGE OF CUT-OFF DATE            MORTGAGE        PRINCIPAL       MORTGAGE POOL      INTEREST      AVERAGE      CUT-OFF DATE
         PRINCIPAL BALANCES               LOANS           BALANCE           BALANCE          RATES        U/W DSCR      LTV RATIO
    -------------------------------------------------------------------------------------------------------------------------------
    $    163,465 -      500,000              7        $    2,308,065         0.2%           8.7887%        1.48x           65.7%
         500,001 -      750,000              7             4,305,188         0.4%           8.8633%        1.37            68.9%
         750,000 -    1,000,000              8             7,177,831         0.7%           8.5738%        1.35            66.7%
       1,000,001 -    1,250,000              9            10,343,626         1.0%           8.6426         1.33            74.9%
       1,250,001 -    1,500,000              7             9,597,766         0.9%           8.4729%        1.27            74.3%
       1,500,001 -    1,750,000              5             8,344,951         0.8%           8.3760%        1.24            74.1%
       1,750,001 -    2,000,000              6            11,266,944         1.1%           8.3568%        1.31            69.6%
       2,000,001 -    3,000,000             27            69,591,243         6.6%           8.1540%        1.30            73.3%
       3,000,001 -    4,000,000             13            46,711,706         4.4%           8.1851%        1.31            70.3%
       4,000,001 -    5,000,000              7            31,712,469         3.0%           8.1991%        1.27            73.3%
       5,000,001 -    6,000,000              7            39,553,862         3.8%           8.1356%        1.29            74.1%
       6,000,001 -    8,500,000             12            88,344,531         8.4%           8.1761%        1.29            73.5%
       8,500,001 -    9,500,000              4            36,403,296         3.5%           8.4664%        1.34            71.8%
       9,500,001 -   10,000,000              2            19,251,806         1.8%           8.1554%        1.24            73.2%
      10,000,001 -   11,250,000              3            30,602,636         2.9%           8.1207%        1.33            74.4%
      11,250,001 -   12,000,000              2            23,653,149         2.3%           8.1128%        1.28            73.9%
      12,000,001 -   19,500,000             10           150,961,010        14.4%           8.1714%        1.30            72.1%
      19,500,001 -   34,500,000              7           161,315,393        15.4%           7.9988%        1.33            65.4%
      34,500,001 - $ 77,750,000              6           299,254,549        28.5%           8.1627%        1.41            66.1%
                                          --------------------------------------------------------------------------------------
    TOTAL/WEIGHTED AVERAGE:                149        $1,050,700,019       100.0%           8.1669%        1.34x           69.7%
                                          ======================================================================================

    MAXIMUM CUT-OFF DATE PRINCIPAL BALANCE:           $   77,750,000
    MINIMUM CUT-OFF DATE PRINCIPAL BALANCE:           $      163,495
    WTD. AVG. CUT-OFF DATE PRINCIPAL BALANCE:         $    7,051,678
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc., Merrill Lynch, Pierce, Fenner & Smith, Incorporated and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
-------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
CSFB 2001-CK1                             COLLATERAL AND STRUCTURAL TERM SHEET                                    FEB. 13, 2001
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                        UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS
-----------------------------------------------------------------------------------------------------------------------------------

                                                       [BAR GRAPH]

 % OF INITIAL         60.0%
  MORTGAGE            50.0%
  POOL BALANCE        40.0%
                      30.0%
                      20.0%
                      10.0%
                       0.0%
                                    1.20x-1.21x  1.22x-1.29x  1.30x-1.39x  1.40x-1.49x  1.50x-1.59x  1.60x-1.79x

                                       UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            WEIGHTED
                                        NUMBER OF                        PERCENTAGE OF      AVERAGE                      WEIGHTED
                                        UNDERLYING      CUT-OFF DATE        INITIAL         MORTGAGE      WEIGHTED       AVERAGE
              RANGE OF                   MORTGAGE        PRINCIPAL       MORTGAGE POOL      INTEREST      AVERAGE      CUT-OFF DATE
              U/W DSCRs                   LOANS           BALANCE           BALANCE          RATES        U/W DSCR      LTV RATIO
    -------------------------------------------------------------------------------------------------------------------------------
             1.20x - 1.21                   12        $   75,977,269         7.2%           8.2758%        1.20x           76.9%
             1.22  - 1.29                   75           537,758,007        51.2%           8.2200%        1.26            73.7%
             1.30  - 1.39                   37           183,795,304        17.5%           8.3326%        1.33            71.3%
             1.40  - 1.49                   11            80,240,332         7.6%           8.0018%        1.44            64.3%
             1.50  - 1.59                    7           100,243,189         9.5%           7.6012%        1.54            64.5%
             1.60  - 1.79x                   7            72,685,918         6.9%           8.2028%        1.71            41.5%
                                      ---------------------------------------------------------------------------------------------
  TOTAL/WEIGHTED AVERAGE:                  149        $1,050,700,019       100.0%           8.1669%        1.34x           69.7%
                                      =============================================================================================

  MAXIMUM U/W DSCR:                        1.79x
  MINIMUM U/W DSCR:                        1.20x
  WTD. AVG. U/W DSCR:                      1.34x
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc., Merrill Lynch, Pierce, Fenner & Smith, Incorporated and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
-------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
CSFB 2001-CK1                             COLLATERAL AND STRUCTURAL TERM SHEET                                    FEB. 13, 2001
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                           CUT-OFF DATE LOAN-TO-VALUE RATIOS
-----------------------------------------------------------------------------------------------------------------------------------

                                                       [BAR GRAPH]

  % OF INITIAL     25.0%
   MORTGAGE        20.0%
   POOL BALANCE    15.0%
                   10.0%
                    5.0%
                    0.0%
                             35.1%-    55.1%-    65.1%-    67.6%-    70.1%-    72.6%-    75.1%-    77.6%-    78.6%-    79.6%-
                             55.0%     65.0%     67.5%     70.0%     72.5%     75.0%     77.5%     78.5%     79.5%     79.8%

                                       CUT-OFF DATE LOAN-TO-VALUE RATIOS
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            WEIGHTED
                                        NUMBER OF                        PERCENTAGE OF      AVERAGE                      WEIGHTED
                                        UNDERLYING     CUT-OFF DATE         INITIAL         MORTGAGE      WEIGHTED       AVERAGE
         RANGE OF CUT-OFF DATE           MORTGAGE        PRINCIPAL       MORTGAGE POOL      INTEREST      AVERAGE      CUT-OFF DATE
         LOAN-TO-VALUE RATIOS             LOANS           BALANCE           BALANCE          RATES        U/W DSCR      LTV RATIO
    -------------------------------------------------------------------------------------------------------------------------------
            35.10% - 55.00%                  5        $   91,282,094         8.7%           8.1665%        1.61x           43.8%
            55.10% - 65.00%                 21           174,426,730        16.6%           7.7543%        1.46            62.4%
            65.10% - 67.50%                  7            37,288,211         3.5%           8.4743%        1.32            65.9%
            67.60% - 70.00%                 14            96,135,653         9.1%           8.1128%        1.29            68.5%
            70.10% - 72.50%                 15            89,466,316         8.5%           8.5446%        1.33            72.0%
            72.60% - 75.00%                 36           243,823,141        23.2%           8.2215%        1.29            74.1%
            75.10% - 77.50%                 17           123,991,039        11.8%           8.1957%        1.25            76.2%
            77.60% - 78.50%                  8            29,130,867         2.8%           8.1090%        1.29            77.9%
            78.60% - 79.50%                 16           132,321,331        12.6%           8.3257%        1.22            79.2%
            79.60% - 79.80%                 10            32,834,637         3.1%           8.0360%        1.28            79.7%
                                      ---------------------------------------------------------------------------------------------
  TOTAL/WEIGHTED AVERAGE:                  149        $1,050,700,019       100.0%           8.1669%        1.34x           69.7%
                                      =============================================================================================

  MAXIMUM CUT-OFF DATE LTV RATIO:          79.8%
  MINIMUM CUT-OFF DATE LTV RATIO:          35.1%
  WTD. AVG. CUT-OFF DATE LTV RATIO:        69.7%
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc., Merrill Lynch, Pierce, Fenner & Smith, Incorporated and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK1         COLLATERAL AND STRUCTUAL TERM SHEET          FEB. 13, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          YEAR BUILT/YEAR RENOVATED(1)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                                                        WEIGHTED
                      NUMBER OF                     PERCENTAGE OF        AVERAGE                    WEIGHTED
                      MORTGAGED    CUT-OFF DATE        INITIAL           MORTGAGE     WEIGHTED      AVERAGE
  RANGE OF YEARS        REAL        PRINCIPAL       MORTGAGE POOL       INTEREST      AVERAGE     CUT-OFF DATE
  BUILT/RENOVATED     PROPERTIES      BALANCE          BALANCE            RATES       U/W DSCR     LTV RATIO
--------------------------------------------------------------------------------------------------------------
   1939-1970               9          11,064,609         1.1%            8.2880%       1.31x        72.9%
   1971-1980              13          36,541,823         3.5%            8.0696%       1.28         72.4%
   1981-1990              37         261,189,122        24.9%            7.8841%       1.37         70.2%
   1991-2000             105         741,904,465        70.6%            8.2694%       1.33         69.3%
                       ---------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:  164       $1,050,700,019      100.0%            8.1669%       1.34x        69.7%
                       =======================================================================================


Most Recent Year Built/Renovated:          2000
Oldest Year Built/Renovated:               1939
Wtd. Avg. Year Built/Renovated:            1994

(1) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      OCCUPANCY RATES AT UNDERWRITING (1)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                             WEIGHTED
                           NUMBER OF                     PERCENTAGE OF        AVERAGE                    WEIGHTED
                           MORTGAGED    CUT-OFF DATE        INITIAL          MORTGAGE     WEIGHTED        AVERAGE
      RANGE OF               REAL        PRINCIPAL       MORTGAGE POOL       INTEREST      AVERAGE     CUT-OFF DATE
OCCUPANCY RATES AT U/W     PROPERTIES      BALANCE           BALANCE            RATES     U/W DSCR       LTV RATIO
---------------------------------------------------------------------------------------------------------------------
  79.0% -  84.9%              3            12,110,682        1.2%            8.1103%       1.25x          69.5%
  85.0% -  89.9%              8            66,263,686        6.3%            8.5877%       1.31           71.9%
  90.0% -  94.9%             30           210,889,839       20.1%            7.9126%       1.36           70.5%
  95.0% -  97.4%             33           184,081,439       17.5%            8.2216%       1.29           73.1%
  97.5% - 100.0%             86           544,720,979       51.8%            8.1830%       1.33           68.5%
                         --------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:     160        $1,018,066,625       96.9%            8.1595%       1.33x          70.0%
                         ============================================================================================


Maximum Occupancy Rate at U/W:      100.0%
Minimum Occupancy Rate at U/W:        79.0%
Wtd. Avg. Occupancy Rate at U/W:      96.4%

(1) Does not include the hotel properties.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc., Merrill Lynch, Pierce, Fenner & Smith, Incorporated and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK1         COLLATERAL AND STRUCTUAL TERM SHEET          FEB. 13, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           ORIGINAL AMORTIZATION TERMS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                                         WEIGHTED
                           NUMBER OF                     PERCENTAGE OF                   AVERAGE        WEIGHTED
    RANGE OF               UNDERLYING     CUT-OFF DATE      INITIAL          MORTGAGE    WEIGHTED        AVERAGE
 ORIGINAL AMORTIZATION      MORTGAGE       PRINCIPAL      MORTGAGE POOL      INTEREST    AVERAGE     CUT-OFF DATE
     TERMS (MONTHS)         LOANS           BALANCE         BALANCE           RATES      U/W DSCR      LTV RATIO
--------------------------------------------------------------------------------------------------------------------
  180 -  290                  6            40,655,642        3.9%            8.1733%       1.42x          53.9%
  291 -  300                 38           108,389,786       10.3%            8.1906%       1.36           69.6%
  301 -  360                105           901,654,591       85.8%            8.1637%       1.33           70.4%
                         -------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:     149        $1,050,700,019      100.0%            8.1669%       1.34x          69.7%
                         ===========================================================================================


Maximum Original Amortization Term (Months):       360
Minimum Original Amortization Term (Months):       180
Wtd. Avg. Original Amortization Term (Months):     347

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       ORIGINAL TERMS TO STATED MATURITY
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                         WEIGHTED
                            NUMBER OF                     PERCENTAGE OF                   AVERAGE        WEIGHTED
     RANGE OF              UNDERLYING     CUT-OFF DATE      INITIAL          MORTGAGE    WEIGHTED        AVERAGE
    ORIGINAL TERMS          MORTGAGE       PRINCIPAL      MORTGAGE POOL      INTEREST    AVERAGE     CUT-OFF DATE
TO STATED MATURITY (MONTHS)  LOANS           BALANCE         BALANCE           RATES      U/W DSCR      LTV RATIO
----------------------------------------------------------------------------------------------------------------------
   60 -  100                    9           177,451,994       16.9%            8.1860%       1.45x          60.4%
  101 -  120                  131           806,189,181       76.7%            8.1562%       1.32           71.4%
  121 -  174                    9            67,058,844        6.4%            8.2446%       1.27           73.7%
                           -------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       149        $1,050,700,019      100.0%            8.1669%       1.34x          69.7%
                           ===========================================================================================


Maximum Original Term to Stated Maturity (Months):       174
Minimum Original Term to Stated Maturity (Months):        60
Wtd. Avg. Original Term to Stated Maturity (Months):     115

(1) In the case of ARD Loans, the anticipated repayment date is assumed to be the maturity date for the purposes of the foregoing table.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc., Merrill Lynch, Pierce, Fenner & Smith, Incorporated and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK1         COLLATERAL AND STRUCTUAL TERM SHEET          FEB. 13, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          REMAINING AMORTIZATION TERMS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                                                         WEIGHTED
                           NUMBER OF                     PERCENTAGE OF                   AVERAGE        WEIGHTED
    RANGE OF              UNDERLYING     CUT-OFF DATE      INITIAL          MORTGAGE    WEIGHTED        AVERAGE
 REMAINING AMORTIZATION    MORTGAGE       PRINCIPAL      MORTGAGE POOL      INTEREST    AVERAGE       CUT-OFF DATE
     TERMS (MONTHS)         LOANS           BALANCE         BALANCE           RATES      U/W DSCR      LTV RATIO
--------------------------------------------------------------------------------------------------------------------
  167 -  290                 10            42,630,214        4.1%            8.2238%       1.42x          54.8%
  291 -  350                 42           212,627,640       20.2%            8.1540%       1.36           68.3%
  351 -  360                 97           795,442,166       75.7%            8.1672%       1.33           70.9%
                         -------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:     149        $1,050,700,019      100.0%            8.1669%       1.34x          69.7%
                         ===========================================================================================


Maximum Remaining Amortization Term (Months):       360
Minimum Remaining Amortization Term (Months):       167
Wtd. Avg. Remaining Amortization Term (Months):     343

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       REMAINING TERMS TO STATED MATURITY
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                               WEIGHTED
                              NUMBER OF                     PERCENTAGE OF       AVERAGE                    WEIGHTED
      RANGE OF               UNDERLYING     CUT-OFF DATE      INITIAL          MORTGAGE     WEIGHTED       AVERAGE
 REMAINING TERMS              MORTGAGE       PRINCIPAL      MORTGAGE POOL      INTEREST     AVERAGE      CUT-OFF DATE
 TO STATED MATURITY (MONTHS)   LOANS           BALANCE         BALANCE           RATES      U/W DSCR      LTV RATIO
---------------------------------------------------------------------------------------------------------------------
   57 -   99                     9           177,451,994       16.9%            8.1860%       1.45x          60.4%
  100 -  120                   131           806,189,181       76.7%            8.1562%       1.32           71.4%
  121 -  166                     9            67,058,844        6.4%            8.2446%       1.27           73.7%
                         --------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:        149        $1,050,700,019      100.0%            8.1669%       1.34x          69.7%
                         ============================================================================================


Maximum Remaining Term to Stated Maturity (Months):       166
Minimum Remaining Term to Stated Maturity (Months):        57
Wtd. Avg. Remaining Term to Stated Maturity (Months):     111

(1) In the case of ARD Loans, the anticipated repayment date is assumed to be the maturity date for the purposes of the foregoing table.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc., Merrill Lynch, Pierce, Fenner & Smith, Incorporated and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK1         COLLATERAL AND STRUCTUAL TERM SHEET          FEB. 13, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 UNDERLYING MORTGAGE LOANS BY AMORTIZATION TYPE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                                            WEIGHTED
                           NUMBER OF                     PERCENTAGE OF      AVERAGE                     WEIGHTED
                          UNDERLYING     CUT-OFF DATE      INITIAL          MORTGAGE    WEIGHTED        AVERAGE
                           MORTGAGE       PRINCIPAL      MORTGAGE POOL      INTEREST    AVERAGE       CUT-OFF DATE
 LOAN TYPE                  LOANS           BALANCE         BALANCE           RATES      U/W DSCR      LTV RATIO
--------------------------------------------------------------------------------------------------------------------
 Balloon                    123        $  795,443,558       75.7%            8.2379%       1.32x          70.2%
 ARD                         26           255,256,461       24.3%            7.9455%       1.40           68.2%
                          -------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:     149        $1,050,700,019      100.0%            8.1669%       1.34x          69.7%
                         ===========================================================================================


--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                            MORTGAGE INTEREST RATES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                            WEIGHTED
                           NUMBER OF                     PERCENTAGE OF      AVERAGE                     WEIGHTED
                          UNDERLYING     CUT-OFF DATE      INITIAL          MORTGAGE    WEIGHTED        AVERAGE
      RANGE OF             MORTGAGE       PRINCIPAL      MORTGAGE POOL      INTEREST    AVERAGE       CUT-OFF DATE
MORTGAGE INTEREST RATES     LOANS           BALANCE         BALANCE           RATES      U/W DSCR      LTV RATIO
--------------------------------------------------------------------------------------------------------------------
7.3250% - 7.7500%            11        $  157,134,811       15.0%            7.4525%       1.50x          62.9%
7.7510% - 8.0000%            19           166,829,505       15.9%            7.9221%       1.29           72.8%
8.0010% - 8.2500%            38           311,812,487       29.7%            8.1494%       1.31           70.3%
8.2510% - 8.5000%            36           218,426,232       20.8%            8.3722%       1.27           74.5%
8.5010% - 8.7500%            22           117,261,564       11.2%            8.6191%       1.39           63.3%
8.7510% - 9.0000%            15            68,546,393        6.5%            8.9048%       1.32           69.7%
9.0010% - 9.3700%             8            10,689,028        1.0%            9.1086%       1.32           73.1%
                         -------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:     149        $1,050,700,019      100.0%            8.1669%       1.34x          69.7%
                         ===========================================================================================


Maximum Mortgage Interest Rate:       9.3700%
Minimum Mortgage interest Rate:       7.3250%
Wtd. Avg. Mortgage Interest Rate:     8.1669%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc., Merrill Lynch, Pierce, Fenner & Smith, Incorporated and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
CSFB 2001-CK1                             COLLATERAL AND STRUCTURAL TERM SHEET                                    FEB. 13, 2001
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                       MORTGAGE LOAN POOL PREPAYMENT PROFILE (1)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                           NUMBER OF
                         MONTHS SINCE      MORTGAGE      OUTSTANDING      % OF POOL         YIELD        % OF POOL
         DATE            CUT-OFF DATE        LOANS       BALANCE (mm)      LOCKOUT       MAINTENANCE       OPEN          TOTAL
         ----------------------------------------------------------------------------------------------------------------------
         Mar-01               0               149         $ 1,050.7         97.81%          2.19%          0.00%         100.0%
         Mar-02              12               149         $ 1,043.0         97.82%          2.18%          0.00%         100.0%
         Mar-03              24               149         $ 1,034.3         93.72%          6.28%          0.00%         100.0%
         Mar-04              36               149         $ 1,024.6         92.97%          7.03%          0.00%         100.0%
         Mar-05              48               149         $ 1,013.6         92.86%          7.14%          0.00%         100.0%
         Mar-06              60               148         $ 1,000.7         91.61%          8.39%          0.00%         100.0%
         Mar-07              72               148         $   987.6         91.62%          8.38%          0.00%         100.0%
         Mar-08              84               142         $   841.1         92.99%          5.44%          1.58%         100.0%
         Mar-09              96               140         $   797.2         94.36%          5.64%          0.00%         100.0%
         Mar-10             108               135         $   764.6         83.45%          5.41%         11.13%         100.0%
         Mar-11             120                 9         $    59.4         83.56%          1.63%         14.81%         100.0%
         Mar-12             132                 4         $    21.9         95.73%          4.27%          0.00%         100.0%
         Mar-13             144                 1         $     1.3        100.00%          0.00%          0.00%         100.0%
         Mar-14             156                 1         $     1.2        100.00%          0.00%          0.00%         100.0%
         ----------------------------------------------------------------------------------------------------------------------

        (1) Calculated assuming that no Mortgage Loan prepays, defaults or is repurchased prior to stated maturity, except that the
            ARD loans are assumed to pay in full on their respective Anticipated Repayment Dates. Otherwise calculated based on
            Maturity Assumptions to be set forth in the final prospectus supplement.
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                PREPAYMENT PROVISION AS OF CUT-OFF DATE
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           WEIGHTED      WEIGHTED
                                                                                            AVERAGE       AVERAGE
                                                                         PERCENTAGE OF     REMAINING     REMAINING        WEIGHTED
             RANGE OF                    NUMBER OF     CUT-OFF DATE         INITIAL         LOCKOUT       LOCKOUT         AVERAGE
        REMAINING TERMS TO               MORTGAGE        PRINCIPAL       MORTGAGE POOL      PERIOD     PLUS YM PERIOD     MATURITY
      STATED MATURITY (YEARS)             LOANS           BALANCE           BALANCE         (YEARS)       (YEARS)         (YEARS)(1)
    -------------------------------------------------------------------------------------------------------------------------------
            4.00 -  4.99                     1        $      972,280         0.1%             4.3           4.3              4.8
            6.00 -  6.99                     6           141,388,347        13.5%             5.5           6.3              6.7
            7.00 -  7.99                     2            35,091,367         3.3%             4.0           7.0              7.3
            8.50 -  8.99                     3            20,544,402         2.0%             8.4           8.6              8.9
            9.00 -  9.49                    17           109,053,261        10.4%             8.3           8.8              9.2
            9.30 -  9.99                   111           676,591,518        64.4%             8.9           9.3              9.7
           10.00 - 10.49                     2            19,775,130         1.9%            10.2          10.2             10.4
           10.50 - 10.99                     3            22,163,343         2.1%            10.0          10.0             10.6
           11.00 - 15.00                     4            25,120,372         2.4%            11.0          11.5             11.9
                                          --------------------------------------------------------------------------------------
    TOTAL/WEIGHTED AVERAGE:                149        $1,050,700,019       100.0%             8.3           8.8              9.2
                                          ======================================================================================

    (1) IN THE CASE OF THE ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE
        INDICATED COLUMN.
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc., Merrill Lynch, Pierce, Fenner & Smith, Incorporated and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
-------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
CSFB 2001-CK1                             COLLATERAL AND STRUCTURAL TERM SHEET                                    FEB. 13, 2001
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                 PREPAYMENT OPTION
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           WEIGHTED      WEIGHTED
                                                                                            AVERAGE       AVERAGE
                                                                         PERCENTAGE OF     REMAINING     REMAINING        WEIGHTED
                                         NUMBER OF     CUT-OFF DATE         INITIAL         LOCKOUT       LOCKOUT         AVERAGE
                                         MORTGAGE        PRINCIPAL       MORTGAGE POOL      PERIOD     PLUS YM PERIOD     MATURITY
        PREPAYMENT OPTION                 LOANS           BALANCE           BALANCE         (YEARS)       (YEARS)         (YEARS)(1)
    -------------------------------------------------------------------------------------------------------------------------------
    Lockout/Defeasance                      120       $  961,694,163       91.5%              8.9          8.9              9.3
    Lockout/Yield Maintenance                24           65,954,290        6.3%              2.4          8.3              8.6
    Yield Maintenance                         5           23,051,567        2.2%              0.0          7.7              8.2
                                         ------------------------------------------------------------------------------------------
    TOTAL/WEIGHTED AVERAGE:                 149       $1,050,700,019      100.0%              8.3          8.8              9.2
                                         ==========================================================================================

    (1) IN THE CASE OF THE ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE
        INDICATED COLUMN.
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc., Merrill Lynch, Pierce, Fenner & Smith, Incorporated and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK1       COLLATERAL AND STRUCTURAL TERM SHEET           FEB. 13, 2001
--------------------------------------------------------------------------------

       [Photo of                                 [Photo of
 Stonewood Center Mall]                150 Spear Street Office Building]

                                   [Photo of
                                 Central Plaza]

       [Photo of                                 [Photo of
First Union Building]                          747 Third Avenue]

-------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc., Merrill Lynch, Pierce, Fenner & Smith, Incorporated and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
-------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
CSFB 2001-CK1                          COLLATERAL AND STRUCTURAL TERM SHEET                                 FEB. 13, 2001
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                              SIGNIFICANT MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                   PERCENTAGE
                                                   OF INITIAL
                                     CUT-OFF DATE   MORTGAGE                              MORTGAGE                CUT-OFF
                        PROPERTY      PRINCIPAL      POOL            SF/     LOAN PER     INTEREST      U/W       DATE LTV
#    LOAN NAME          TYPE           BALANCE      BALANCE         UNITS    SF/UNIT        RATE        DSCR       RATIO
-----------------------------------------------------------------------------------------------------------------------------
1    Stonewood          Retail       $77,750,000      7.4%         929,792     $84         7.4100%      1.54x      63.2%
     Center Mall
-----------------------------------------------------------------------------------------------------------------------------
2    150 Spear
     Street Office      Office        76,983,259      7.3%         256,438     $300        8.2200%      1.29       74.7%
     Building
-----------------------------------------------------------------------------------------------------------------------------
3    Central Plaza      Office        37,338,703      3.6%         785,914     $48         8.9800%      1.32       72.5%
-----------------------------------------------------------------------------------------------------------------------------
4    First Union        Office        36,445,087      3.5%         255,992     $142        8.4300%      1.22       79.2%
     Building
-----------------------------------------------------------------------------------------------------------------------------
5    747 Third          Office        35,830,879      3.4%         404,894     $88         8.6400%      1.67       35.1%
     Avenue
-----------------------------------------------------------------------------------------------------------------------------
6    Exodus R&D       Industrial      34,906,620      3.3%         388,654     $90         8.0700%      1.44       64.6%
     Building
-----------------------------------------------------------------------------------------------------------------------------
7    The Alliance     Multifamily     28,980,097      2.8%           1,180   $24,559       8.4100%      1.22       79.1%
     IJ Portfolio
-----------------------------------------------------------------------------------------------------------------------------
8    The Alliance     Multifamily     27,406,372      2.6%             876   $31,286       8.5600%      1.22       77.3%
     CC Portfolio
-----------------------------------------------------------------------------------------------------------------------------
9    133 Federal
     Street Office      Office        23,302,603      2.2%         128,637     $181        7.9800%      1.24       68.5%
     Building
-----------------------------------------------------------------------------------------------------------------------------
10   Brea Union         Retail        22,000,000      2.1%         175,372     $125        7.8000%      1.29       68.2%
     Plaza Phase II
-----------------------------------------------------------------------------------------------------------------------------
       TOTAL / WTD.                 $400,943,621      38.2%                                8.1772%      1.37X      68.0%
           AVG.
=============================================================================================================================

-------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc., Merrill Lynch, Pierce, Fenner & Smith, Incorporated and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
-------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                        STONEWOOD CENTER MALL
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------          -------------------------------------------------------------
                     LOAN INFORMATION                                                    PROPERTY INFORMATION
-------------------------------------------------------------          -------------------------------------------------------------

CUT-OFF DATE PRINCIPAL BALANCE:  $77,750,000                           SINGLE ASSET/PORTFOLIO: Single Asset

FIRST PAYMENT DATE:    January 11, 2001                                PROPERTY TYPE:          Retail

INTEREST RATE:         7.4100%                                         PROPERTY SUB-TYPE:      Anchored

AMORTIZATION:          360 Months(1)                                   LOCATION:               Downey, CA

ANTICIPATED REPAYMENT DATE: December 11, 2010                          YEAR BUILT/RENOVATED:   1958/1990

EXPECTED ARD BALANCE:  $70,965,575                                     SQUARE FOOTAGE:         929,792

MATURITY DATE:         December 11, 2032                               OCCUPANCY:              94%

SPONSOR(S):            The Macerich Company                            OWNERSHIP INTEREST:     Leasehold(6)
                       Ontario Teachers' Pension Fund
                                                                                                 % OF TOTAL NRSF
                                                                       MAJOR TENANTS     NRSF         NRSF          LEASE EXPIRATION
INTEREST CALCULATION:  Actual/360                                      -------------     ----    ----------------   ----------------
                                                                       J.C. Penney      200,382        21.6%           10/31/05
                                                                       Robinson's May   146,250        15.7%            9/30/05
CALL PROTECTION:       LO/Defeasance until 90 days prior to            Sears            143,427        15.4%            1/31/51
                       the Anticipated Repayment Date
                                                                       PROPERTY MANAGEMENT:   Macerich Management Company
HYPERAMORTIZATION:     After the Anticipated Repayment Date, the
                       interest rate increases by 2.0% and all         U/W NET CASH FLOW:  $9,982,211
                       excess cash flow is used to reduce the
                       outstanding principal balance; the additional   U/W DSCR:      1.54x
                       2.0% interest is deferred until the principal
                       balance is zero.                                APPRAISED VALUE:  $123,000,000

LOAN PER SF:           $84                                             CUT-OFF DATE LTV: 63.2%

UP-FRONT RESERVES:     TI/LC Reserve                     $310,000      ARD LTV:          57.7%
                       Ground Lease Reserve              $147,158
                       Fire Life Safety Reserve(2)       $550,000

ONGOING RESERVES:      Tax(3)
                       Replacement Reserve (monthly)      $4,500
                       TI/LC Reserve(4)
                       Ground Lease Reserve(5)

LOCKBOX:               Springing

-------------------------------------------------------------          -------------------------------------------------------------

(1) The loan features interest only payments for the first 24 months of the Loan term, followed by amortization on a 360-month schedule.

(2) At closing, Borrower deposited the sum of $550,000 with Lender for deposit into the Fire Life Safety Escrow Fund to be used to upgrade the fire life safety system at the subject property.

(3) Borrower is required to make monthly deposits into a tax escrow fund in an amount sufficient to accumulate funds necessary to pay all taxes prior to their respective due dates.

(4) At any time that the balance of the TI/LC reserve established at closing shall be less than $310,000, Borrower shall deposit on each monthly payment date, an amount equal to the lesser of (i) $25,000 per month or (ii) the difference between $310,000 and the then current balance in the TI/LC reserve.

(5) Borrower is required to make monthly deposits into a Ground Lease Escrow Fund in an amount sufficient to accumulate funds necessary to pay all Ground Rent payable under the Ground Lease at least ten (10) Business Days prior to the dates due. Notwithstanding the foregoing, at the option of Lender, Borrower shall not be required to make monthly deposits to the Ground Lease Escrow Fund so long as for the remainder of the term of the Loan, Borrower has deposited and maintains in the Ground Lease Escrow Fund sufficient amounts for the payment of the next installment of Ground Rent reasonably estimated by Lender to be due to the Ground Lessor.

(6) Collateral also includes a Fee Simple interest in a 3.67-acre parking lot and a 0.18-acre vacant lot.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc., Merrill Lynch, Pierce, Fenner & Smith, Incorporated and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK1          COLLATERAL AND STRUCTURAL TERM SHEET        FEB. 13, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              STONEWOOD CENTER MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Additional Information
--------------------------------------------------------------------------------

o Subject property includes a 929,792 square foot regional mall, contained in a single story building and four 2 to 3-story anchor buildings, located in Downey, California.

o Downey is located approximately 15 miles southeast of downtown Los Angeles and is primarily a residential community. The subject property is situated in the core of the neighborhood's development, with direct access to several major freeways (the Santa Ana Freeway, the San Gabriel River Freeway and the 105 Freeway).

o The subject is anchored by four department stores including Mervyn's California (a subsidiary of Target Corporation, Moody's rated A2), Robinson's May (a subsidiary of May Department Stores Company, Moody's rated A1), Sears (Moody's rated A3) and J.C. Penney (Moody's rated Baa3). Additional tenancy is comprised of more than 140 specialty retailers, including Victoria's Secret, Foot Locker, Structure, GNC and Sam Goody.

o The borrowing entity has a leasehold interest in the subject property under a ground lease with the Jenison Trust that will expire January 1, 2053. Borrower will make annual ground payments equal to $147,158. The ground rent will increase every five years based on the CPI increase over the previous period. The next adjustment date is January 1, 2003.

o The borrowing entity is Macerich Stonewood, LLC, an SPE controlled by Pacific Premier Realty Trust ("PPRT", 99% interest/managing member) and Macerich Stonewood Corp. (1% interest/member). PPRT is a joint venture between the Macerich Company and the Ontario Teachers' Pension Fund.

o The Macerich Company is one of the premier real estate investment trusts in the United States. Currently, The Macerich Company owns or has ownership interest in 48 regional shopping malls and 5 community shopping centers totaling approximately 41 million square feet of gross leasable area.

o The Ontario Teachers' Pension Fund, with over $70 billion in assets is responsible for the retirement income of approximately 150,000 elementary and secondary school teachers, and 75,000 retired teachers and survivors.
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                       LEASE ROLLOVER SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
                                   AVERAGE
                                  BASE RENT                                             % OF TOTAL BASE        CUMULATIVE % OF TOTAL
                   # OF LEASES      PER SF      % OF TOTAL SF       CUMULATIVE % OF     RENTAL REVENUES           RENTAL REVENUES
    YEAR             ROLLING       ROLLING         ROLLING            SF ROLLING            ROLLING                   ROLLING
------------------------------------------------------------------------------------------------------------------------------------
     2001             30          $32.69             4.2%                 4.2%                13.1%                    13.1%
------------------------------------------------------------------------------------------------------------------------------------
     2002             12           28.78             2.2                  6.4                  5.9                     19.1
------------------------------------------------------------------------------------------------------------------------------------
     2003             15           33.96             3.0                  9.3                  9.7                     28.7
------------------------------------------------------------------------------------------------------------------------------------
     2004             14           27.86             2.8                 12.1                  7.4                     36.1
------------------------------------------------------------------------------------------------------------------------------------
     2005             17            6.13            26.9                 39.0                 15.8                     51.9
------------------------------------------------------------------------------------------------------------------------------------
     2006             10           29.27             2.3                 41.2                  6.4                     58.3
------------------------------------------------------------------------------------------------------------------------------------
     2007              9           10.77            10.1                 51.4                 10.4                     68.7
------------------------------------------------------------------------------------------------------------------------------------
     2008              7           21.88             3.3                 54.7                  7.0                     75.7
------------------------------------------------------------------------------------------------------------------------------------
     2009              5           25.28             1.6                 56.3                  3.9                     79.6
------------------------------------------------------------------------------------------------------------------------------------
     2010              1           26.00             0.3                 56.6                  0.7                     80.3
------------------------------------------------------------------------------------------------------------------------------------
     2011              1           70.00             0.1                 56.7                  0.7                     81.0
------------------------------------------------------------------------------------------------------------------------------------
     2012              3           20.86             1.2                 57.9                  2.5                     83.5
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc., Merrill Lynch, Pierce, Fenner & Smith, Incorporated and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK1          COLLATERAL AND STRUCTURAL TERM SHEET        FEB. 13, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        150 SPEAR STREET OFFICE BUILDING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE PRINCIPAL BALANCE:        $76,983,259

FIRST PAYMENT DATE:                    February 11, 2001

INTEREST RATE:                         8.2200%

AMORTIZATION:                          360 Months

MATURITY DATE:                         January 11, 2008

EXPECTED MATURITY BALANCE:             $72,328,405

SPONSOR(S):                            Pacific Eagle Holdings Corporation

INTEREST CALCULATION:                  Actual/360

CALL PROTECTION:                       LO/Defeasance until after the date six
                                       months prior to the Maturity Date

LOAN PER SF:                           $300

UP-FRONT RESERVES:                     Letters of Credit(1)     $2,702,118
                                       Engineering Reserve      $341,974
                                       Environmental Reserve    $50,000

ONGOING RESERVES:                      Tax and Insurance(2)
                                       Providian Rent Reserve(3)

LOCKBOX:                               Soft

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                Single Asset

PROPERTY TYPE:                         Office

PROPERTY SUB-TYPE:                     Central Business District

LOCATION:                              San Francisco, CA

YEAR BUILT/RENOVATED:                  1982/1999

SQUARE FOOTAGE:                        256,438

OCCUPANCY:                             98%

OWNERSHIP INTEREST:                    Fee

                                          % OF TOTAL
MAJOR TENANTS                  NRSF           NRSF         LEASE EXPIRATION
-------------                  ----       -----------      -----------------
Providian Financial           82,506         32.2%             6/30/06
Internet Barter, Inc.         45,438         17.7%             7/31/07
First Union                   30,232         11.8%             5/31/05

PROPERTY MANAGEMENT:                   Pacific Eagle Holdings Corporation

U/W NET CASH FLOW:                     $8,951,341

U/W DSCR:                              1.29x

APPRAISED VALUE:                       $103,000,000

CUT-OFF DATE LTV:                      74.7%

MATURITY DATE LTV:                     70.2%

--------------------------------------------------------------------------------

(1) At closing, letters of credit in the amounts of $2,480,000 (the "Internet Barter, Inc. LOC") and $222,117.50 (the "Lante Corporation LOC") for tenants Internet Barter, Inc. and Lante Corporation, respectively, were deposited with Lender to be drawn upon in the event that either tenant fails to perform under the obligations of the respective leases.

(2) Borrower is required to make monthly deposits into a tax and insurance escrow fund in an amount sufficient to accumulate funds necessary to pay
     (i) all taxes prior to their respective due dates and (ii) insurance premiums prior to the expiration thereof.

(3) In the event that tenant Providian Financial ("Providian") on or prior to the expiration date of its leases fails to extend each such lease for a term of not less than an additional five years at market rent, Borrower must immediately upon expiration of the Providian lease, deposit with lender, as additional security for the loan, either (i) cash in the amount of $4,000,000 or (ii) an irrevocable, unconditional letter of credit in the amount of $4,000,000. The amount of this cash reserve or letter of credit will be reduced by $666,666.66 for each floor leased for a term of no less than 5 years at a rental rate of not less than 95% of the market rate.

-------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc., Merrill Lynch, Pierce, Fenner & Smith, Incorporated and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK1          COLLATERAL AND STRUCTURAL TERM SHEET        FEB. 13, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        150 SPEAR STREET OFFICE BUILDING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Additional Information
--------------------------------------------------------------------------------
o Subject property is an 18-story, 256,438 square foot, Class "A", office building located in the central business district of San Francisco, California. The subject's location is one of the premier office locations in the city due to amenities, transportation and access. Additionally, tenants on the top 12 floors have unobstructed views of the San Francisco Bay.

o Average vacancy remains low in the San Francisco market (1%), down from 2.6% in 1999. Additionally, new construction is constrained by Proposition M, a 1986 measure limiting office construction within the central business district to less than 1 million square feet per year.

o Providian Financial ("Providian", Moody's rated Ba1, Fitch rated BBB) occupies 82,506 square feet of space (32.2% of NRA) under various coterminous leases. Providian (NYSE: PVN) is a San Francisco based consumer lender that offers a range of lending products, including credit cards and a variety of fee-based products and services.

o The Borrowing entity is Pacific Spear Corporation, an SPE controlled by Pacific Landmark Limited, a subsidiary of Pacific Eagle Holdings Corporation. Pacific Landmark Limited owns and manages a $250 million portfolio of high quality U.S. office and hospitality properties.

o Borrower sponsor and subject property management, Pacific Eagle Holdings Corporation, is a Delaware corporation established by the Lo family in 1991. The Lo family has been involved in global real estate investments for over 60 years.
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                       LEASE ROLLOVER SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
                                   AVERAGE
                                  BASE RENT                                             % OF TOTAL BASE        CUMULATIVE % OF TOTAL
                   # OF LEASES      PER SF      % OF TOTAL SF       CUMULATIVE % OF     RENTAL REVENUES           RENTAL REVENUES
    YEAR             ROLLING       ROLLING         ROLLING            SF ROLLING            ROLLING                   ROLLING
------------------------------------------------------------------------------------------------------------------------------------
     2001              2           $30.51           6.5%                 6.5%                3.9%                       3.9%
------------------------------------------------------------------------------------------------------------------------------------
     2002              3            28.98           6.3                 12.8                 3.6                        7.4
------------------------------------------------------------------------------------------------------------------------------------
     2003              2            48.48           4.0                 16.8                 3.8                       11.2
------------------------------------------------------------------------------------------------------------------------------------
     2004              5            46.25          15.8                 32.7                14.3                       25.5
------------------------------------------------------------------------------------------------------------------------------------
     2005              4            63.25          15.9                 48.6                19.6                       45.2
------------------------------------------------------------------------------------------------------------------------------------
     2006              6            52.93          31.4                 80.0                32.4                       77.6
------------------------------------------------------------------------------------------------------------------------------------
     2007              3            65.00          17.7                 97.7                22.4                      100.0
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc., Merrill Lynch, Pierce, Fenner & Smith, Incorporated and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK1          COLLATERAL AND STRUCTURAL TERM SHEET        FEB. 13, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  CENTRAL PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE PRINCIPAL BALANCE:        $37,338,703

FIRST PAYMENT DATE:                    July 1, 2000

INTEREST RATE:                         8.9800%

AMORTIZATION:                          360 Months

MATURITY DATE:                         June 1, 2010

EXPECTED MATURITY BALANCE:             $34,285,721

SPONSOR(S):                            Dr. David Lee

INTEREST CALCULATION:                  Actual/360

CALL PROTECTION:                       LO/Defeasance until after the date six
                                       months prior to the Maturity Date

LOAN PER SF:                           $48

UP-FRONT RESERVES:                     Retrofit Reserve(1)       $650,000
                                       Engineering Reserve       $33,750
                                       Environmental Reserve     $25,000

ONGOING RESERVES:                      Tax and Insurance(2)
                                       TI/LC Reserve(3)

LOCKBOX:                               Soft
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                Single Asset

PROPERTY TYPE:                         Office

PROPERTY SUB-TYPE:                     Central Business District

LOCATION:                              Los Angeles, CA

YEAR BUILT/RENOVATED:                  1952/1992

SQUARE FOOTAGE:                        785,914

OCCUPANCY:                             86%

OWNERSHIP INTEREST:                    Fee

                                         % OF TOTAL
MAJOR TENANTS                  NRSF         NRSF           LEASE EXPIRATION
-------------                  ----      -----------       ----------------
Pacific Bell - Directory      130,187       16.6%               8/31/05

PROPERTY MANAGEMENT:                   Jamison Properties, Inc.

U/W NET CASH FLOW:                     $4,758,657

U/W DSCR:                              1.32x

APPRAISED VALUE:                       $51,500,000

CUT-OFF DATE LTV:                      72.5%

MATURITY DATE LTV:                     66.6%
--------------------------------------------------------------------------------

(1) The seismic analysis dated April 3, 2000 indicated a "probable maximum loss" in the event of an earthquake of 38%. The consultants in such report recommended retrofitting the Property so as to reduce the probable maximum loss to 20%. At closing, a $650,000 Retrofit Reserve was established to be released upon the completion of the retrofitting work necessary to bring the probable maximum loss with respect to the Property down to no more than 20% within one year of Loan closing. An Earthquake Insurance policy for the Property will be maintained by Borrower until the probable maximum loss with respect to the Property has been brought down to no more than 20%.

(2) Borrower is required to make monthly deposits into a tax and insurance escrow fund in an amount sufficient to accumulate funds necessary to pay
     (i) all taxes prior to their respective due dates and (ii) insurance premiums prior to the expiration thereof.

(3) Borrower is required to make monthly deposits into a TI/LC reserve in the amount of $20,000. To the extent the balance of the TI/LC reserve should equal or exceed $240,000, then Borrower's obligation for monthly deposits thereafter is suspended; provided, however, such obligation for monthly deposits shall be reinstated to the extent the balance of the TI/LC reserve should ever thereafter be less than $240,000.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc., Merrill Lynch, Pierce, Fenner & Smith, Incorporated and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK1        COLLATERAL AND STRUCTURAL TERM SHEET          FEB. 13, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 CENTRAL PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

o Subject property is a four building, 785,914 square foot, Class "A-" office complex located in the Mid-Wilshire District of Los Angeles, California. Subject includes 75,377 square feet of ground level retail space and two adjacent parking structures offering 1,858 parking spaces.

o Subject was built in 1952 and significantly renovated from 1990-1992 at a cost of approximately $25 million.

o Subject property is a multi-tenanted office complex, with each tenant, on average, occupying approximately 3,383 square feet (0.43% of the NRA).

o The Mid-Wilshire submarket is a major commercial corridor within the Los Angeles area. The neighborhood includes a mix of office, retail and residential developments. The subject is located on the south side of Wilshire Boulevard between Mariposa Avenue and Normandie Avenue, north of 7th Street, approximately 1.5 miles north of Interstate 10 (the Santa Monica Freeway). This location is well situated with respect to several major freeways, as well as Downtown Los Angeles.

o The Borrowing entity is Central Plaza, LLC, an SPE controlled by Dr. David Lee (21% interest/managing member). Dr. Lee owns interests in and operates over 7 million square feet of office space within the Mid-Wilshire submarket.

--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                       LEASE ROLLOVER SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
                                   AVERAGE
                                  BASE RENT                                         % OF TOTAL BASE
                  # OF LEASES      PER SF         % OF TOTAL SF   CUMULATIVE % OF    RENTAL REVENUES         CUMULATIVE % OF TOTAL
    YEAR           ROLLING         ROLLING            ROLLING        SF ROLLING          ROLLING            RENTAL REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------------------
     2001             65           $13.73           15.0%               15.0%                17.0%                    17.0%
------------------------------------------------------------------------------------------------------------------------------------
     2002             46            14.57           11.0                26.0                 13.2                     30.2
------------------------------------------------------------------------------------------------------------------------------------
     2003             33            13.86           10.9                36.9                 12.5                     42.7
------------------------------------------------------------------------------------------------------------------------------------
     2004             16            14.47           10.6                47.4                 12.6                     55.3
------------------------------------------------------------------------------------------------------------------------------------
     2005             29            13.85           34.4                81.9                 39.4                     94.7
------------------------------------------------------------------------------------------------------------------------------------
     2006              3            26.56            0.6                82.5                  1.3                     96.0
------------------------------------------------------------------------------------------------------------------------------------
     2007              1            12.60            0.9                83.3                  0.9                     96.9
------------------------------------------------------------------------------------------------------------------------------------
     2008              0              --             0.0                83.3                  0.0                     96.9
------------------------------------------------------------------------------------------------------------------------------------
     2009              3            13.34            2.0                85.4                  2.2                     99.1
------------------------------------------------------------------------------------------------------------------------------------
     2010              2            14.30            0.7                86.1                  0.9                    100.0
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc., Merrill Lynch, Pierce, Fenner & Smith, Incorporated and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK1          COLLATERAL AND STRUCTURAL TERM SHEET        FEB. 13, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FIRST UNION BUILDING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE PRINCIPAL BALANCE:        $36,445,087

FIRST PAYMENT DATE:                    November 11, 2000

INTEREST RATE:                         8.4300%

AMORTIZATION:                          360 Months

ANTICIPATED REPAYMENT DATE:            October 11, 2010

EXPECTED ARD BALANCE:                  $33,009,387

MATURITY DATE:                         October 11, 2030

SPONSOR(S):                            Nicholas Schorsch

INTEREST CALCULATION:                  Actual/360

CALL PROTECTION:                       LO/Defeasance until one month prior
                                       to the Anticipated Repayment Date

HYPERAMORTIZATION:                     After the Anticipated Repayment Date, the
                                       interest rate increases by 2.0% and all
                                       excess cash flow is used to reduce the
                                       outstanding principal balance; the
                                       additional 2.0% interest is deferred
                                       until the principal balance is zero.

LOAN PER SF:                           $142

UP-FRONT RESERVES:                     Engineering Reserve             $6,250

ONGOING RESERVES:                      Tax and Insurance(1)
                                       Replacement Reserve (monthly)   $4,270

LOCKBOX:                               Hard
--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                Single Asset

PROPERTY TYPE:                         Office

PROPERTY SUB-TYPE:                     Central Business District

LOCATION:                              Philadelphia, PA

YEAR BUILT/RENOVATED:                  1927/1996

SQUARE FOOTAGE:                        255,992

OCCUPANCY:                             100%

OWNERSHIP INTEREST:                    Fee

                                              % OF TOTAL
SINGLE TENANT                       NRSF         NRSF          LEASE EXPIRATION
-------------                       ----      ----------       ----------------
First Union National Bank          255,992       100%               9/30/20

PROPERTY MANAGEMENT:                   First States Management Corp.

U/W NET CASH FLOW:                     $4,082,725

U/W DSCR:                              1.22x

APPRAISED VALUE:                       $46,000,000

CUT-OFF DATE LTV:                      79.2%

ARD LTV:                               71.8%
--------------------------------------------------------------------------------

(1) Borrower is required to make monthly deposits into a tax and insurance escrow fund in an amount sufficient to accumulate funds necessary to pay insurance premiums prior to the expiration thereof; provided that so long as (i) no Event of default has occurred, and (ii) First Union is the Tenant and has received a credit rating of no less than BBB by Standard & Poor's Ratings Services, Mortgagor shall not be required to make payments for taxes to the tax and insurance escrow fund.

-------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc., Merrill Lynch, Pierce, Fenner & Smith, Incorporated and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK1          COLLATERAL AND STRUCTURAL TERM SHEET        FEB. 13, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FIRST UNION BUILDING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Additional Information
--------------------------------------------------------------------------------

o Subject property includes 255,992 square feet of Class "A" office space contained in the lower-floor condominium of the First Union Building (includes floors B3 through 5) and the adjacent/connected Witherspoon Building, located in the "Center City" district of Philadelphia, Pennsylvania. The subject property is 100% occupied by First Union National Bank ("First Union", Moody's rated Aa3 and Fitch rated A), under a 20-year, NNN Lease, expiring September 30, 2020. The upper floor condominium, which includes floors 6 through 29 and totals 626,594 square feet, is occupied by First Union and various other tenants, but is not included as part of the loan collateral.

o In 1996, First Union significantly renovated the First Union Building and the Witherspoon Building at a cost of approximately $43.5 million.

o Center City is characterized by a concentration of high density commercial, residential and institutional land uses. This region contains 85% of the Philadelphia CBD's prime commercial office space and is the destination of 80% of all tourist visits.

o The subject property is situated along the revitalized Avenue of the Arts, which contains several of the city's cultural institutions, hotels and restaurants. The property is also located adjacent to City Hall and the City Courts, and offers direct concourse access to Philadelphia's mass transit system.

o First Union's parent company, First Union Corporation (NYSE: FTU), is one of the nation's largest banking company with assets totaling $254 billion (as of December 31, 2000).

o The borrowing entity is First States Partners 123 South Broad I, L.P., an SPE controlled by First States Partners 123 South Broad II, LLC (1% interest/general partner) and First States Partners II, L.P. (99% interest/limited partner). The principal of the Borrower is Nicholas Schorsch. In 1998, Mr. Schorsch established American Financial Resource Group, Inc., a real estate management company specializing in the acquisition of real estate companies and the development of new commercial real estate projects. Subject property management, First States Management Corp., a Borrower-related entity, currently manages 160 commercial properties comprising over 2.5 million square feet.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc., Merrill Lynch, Pierce, Fenner & Smith, Incorporated and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK1          COLLATERAL AND STRUCTURAL TERM SHEET        FEB. 13, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                747 THIRD AVENUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------


CUT-OFF DATE PRINCIPAL BALANCE:        $35,830,879

FIRST PAYMENT DATE:                    July 1, 2000

INTEREST RATE:                         8.6400%

AMORTIZATION:                          360 Months

MATURITY DATE:                         June 1, 2007

EXPECTED MATURITY BALANCE:             $33,984,130

SPONSOR(S):                            Melvyn Kaufman
                                       Robert Kaufman
                                       St. Paul Fire and Marine Insurance

INTEREST CALCULATION:                  Actual/360

CALL PROTECTION:                       LO/Defeasance until after the date three
                                       months prior to the Maturity Date

LOAN PER SF:                           $88

UP-FRONT RESERVES:                     Engineering Reserve           $736,840
                                       Ground Lease Reserve          $70,833

ONGOING RESERVES:                      Tax and Insurance(1)
                                       Ground Lease Reserve(2)
                                       Replacement Reserve (monthly) $9,276

LOCKBOX:                               Soft
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                Single Asset

PROPERTY TYPE:                         Office

PROPERTY SUB-TYPE:                     Central Business District

LOCATION:                              New York, NY

YEAR BUILT/RENOVATED:                  1972/1998

SQUARE FOOTAGE:                        404,894

OCCUPANCY:                             98%

OWNERSHIP INTEREST:                    Leasehold

                                                 % OF TOTAL
MAJOR TENANTS                          NRSF         NRSF        LEASE EXPIRATION
-------------                          ----      -----------    ----------------
Independent Television
  Network, Inc.                       30,311        7.5%             7/31/05
BBC Worldwide Americas, Inc.          30,285        7.5%             10/31/09
Grey Advertising, Inc                 20,740        5.1%             12/31/14

PROPERTY MANAGEMENT:                   Sage Realty Corporation

U/W NET CASH FLOW:                     $5,629,765

U/W DSCR:                              1.67x

APPRAISED VALUE:                       $102,000,000

CUT-OFF DATE LTV:                      35.1%

MATURITY DATE LTV:                     33.3%
--------------------------------------------------------------------------------

(1) Borrower is required to make monthly deposits into a tax and insurance escrow fund in an amount sufficient to accumulate funds necessary to pay
     (i) all taxes prior to their respective due dates and (ii) insurance premiums prior to the expiration thereof.

(2) Borrower is required to make monthly deposits in the amount of $70,833 into a Ground Lease escrow fund to pay the annual ground rent of $850,000.

-------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc., Merrill Lynch, Pierce, Fenner & Smith, Incorporated and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK1          COLLATERAL AND STRUCTURAL TERM SHEET        FEB. 13, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                747 THIRD AVENUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Additional Information
--------------------------------------------------------------------------------

o Subject property is a 38-story, 404,894 square foot, Class "A", office building located in the Plaza District of the Midtown Manhattan office market. The property is located on the entire easterly blockfront of Third Avenue between 46th and 47th Streets in the Midtown sub-market.

o The subject neighborhood offers several convenient transportation options, particularly the newly renovated Grand Central Terminal located just blocks from the subject.

o Subject property is a multi-tenanted office building, with each tenant, on average, occupying approximately 5,000 square feet (1.3% of the NRA).

o The borrowing entity has a leasehold interest in the subject property under a ground lease with 4 Third Avenue Fee LLC that will expire December 31, 2040 (there are 2 successive renewal options of 20 years and 19 years and 3 months, respectively, creating an effective ground lease that expires in the year 2080). Borrower will make annual ground payments equal to $850,000 throughout entire lease term, inclusive of renewal options.

o The borrowing entity is 4 Third Avenue Leasehold LLC, an SPE whose members include W-4 Third Lease LLC (50% interest/managing member) and St. Paul Fire and Marine Insurance (50% interest/member, S&P rated AA). Principals of W-4 Third Lease LLC, Melvyn Kaufman and Robert Kaufman actively control the borrowing entity through the William Kaufman Organization ("WKO") and the subject property manager, Sage Realty Corporation ("Sage"). WKO was founded in 1924 by William Kaufman, father to Melvyn Kaufman and Robert Kaufman. Today, WKO is one of the nation's major family owned real estate development concerns. Sage currently manages over 2.7 million square feet of office space in Manhattan.
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                       LEASE ROLLOVER SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
                                   AVERAGE
                                  BASE RENT                                             % OF TOTAL BASE        CUMULATIVE % OF TOTAL
                   # OF LEASES      PER SF      % OF TOTAL SF       CUMULATIVE % OF     RENTAL REVENUES           RENTAL REVENUES
    YEAR             ROLLING       ROLLING         ROLLING            SF ROLLING            ROLLING                   ROLLING
------------------------------------------------------------------------------------------------------------------------------------
     2001             12           $38.12            7.6%                7.6%                8.3%                     8.3%
------------------------------------------------------------------------------------------------------------------------------------
     2002             19            35.86           15.5                23.1                15.9                     24.3
------------------------------------------------------------------------------------------------------------------------------------
     2003             19            38.71           15.2                38.3                16.8                     41.1
------------------------------------------------------------------------------------------------------------------------------------
     2004             23            34.20           19.5                57.8                19.2                     60.3
------------------------------------------------------------------------------------------------------------------------------------
     2005             20            31.14           16.0                73.8                14.2                     74.5
------------------------------------------------------------------------------------------------------------------------------------
     2006              2            40.25            1.1                74.9                 1.3                     75.8
-----------------------------------------------------------------------------------------------------------------------------------
     2007              2            32.59            1.7                76.6                 1.6                     77.4
------------------------------------------------------------------------------------------------------------------------------------
     2008              3            45.44            3.5                80.1                 4.6                     82.0
------------------------------------------------------------------------------------------------------------------------------------
     2009              5            27.40            9.2                89.3                 7.2                     89.3
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc., Merrill Lynch, Pierce, Fenner & Smith, Incorporated and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK1          COLLATERAL AND STRUCTURAL TERM SHEET        FEB. 13, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               EXODUS R&D BUILDING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE PRINCIPAL BALANCE:        $34,906,620

FIRST PAYMENT DATE:                    December 1, 2000

INTEREST RATE:                         8.0700%

AMORTIZATION:                          360 Months

MATURITY DATE:                         November 1, 2010

EXPECTED MATURITY BALANCE:             $31,340,738

SPONSOR(S):                            Darrell Gary
                                       Michael J. Reidy

INTEREST CALCULATION:                  Actual/360

CALL PROTECTION:                       LO/Defeasance until after the date six
                                       months prior to the Maturity Date

LOAN PER SF:                           $90

UP-FRONT RESERVES:                     Security Deposit Reserve(1)    $4,620,000
                                       Exodus Build-Out(2)            $4,300,000
                                       Debt Service Reserve(3)        $1,450,000

ONGOING RESERVES:                      Tax and Insurance(4)

LOCKBOX:                               Hard
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                Single Asset

PROPERTY TYPE:                         Industrial

PROPERTY SUB-TYPE:                     Flex

LOCATION:                              Irvine, CA

YEAR BUILT/RENOVATED:                  1975/2000

SQUARE FOOTAGE:                        388,654

OCCUPANCY:                             100%

OWNERSHIP INTEREST:                    Fee

                                            % OF TOTAL
SINGLE TENANT                     NRSF         NRSF         LEASE EXPIRATION
-------------                     ----      ----------      ----------------
Exodus
Communications, Inc.            388,654        100%             3/1/16

PROPERTY MANAGEMENT:                   Towne Center Resources Corporation

U/W NET CASH FLOW:                     $4,462,046

U/W DSCR:                              1.44x

APPRAISED VALUE:                       $54,000,000

CUT-OFF DATE LTV:                      64.6%

MATURITY DATE LTV:                     58.0%
--------------------------------------------------------------------------------

(1) At closing, a $4,620,000 Exodus Security Deposit Reserve was established to be released to Borrower upon subject tenant, Exodus Communications, Inc., securing a rating of at least BBB- with stable outlook ("investment grade") by either Moody's Investor Services, Inc., Fitch Inc. or Standard & Poor's Ratings Services.

(2) At closing, a $4,300,000 Exodus Build-Out Reserve was established to be released to Borrower upon performance of tenant Exodus Communications, Inc.'s obligations under the Exodus Lease to construct and install certain tenant improvements.

(3) At closing, a $1,450,000 Debt Service Reserve was established for payment of required Debt Service for this Loan during the first twenty-four months of the Loan term.

(4) Borrower is required to make monthly deposits into a tax and insurance escrow fund in an amount sufficient to accumulate funds necessary to pay
     (i) all taxes prior to their respective due dates and (ii) insurance premiums prior to the expiration thereof.

-------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc., Merrill Lynch, Pierce, Fenner & Smith, Incorporated and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK1          COLLATERAL AND STRUCTURAL TERM SHEET        FEB. 13, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               EXODUS R&D BUILDING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Additional Information
--------------------------------------------------------------------------------

o Subject property is a 1-story, 388,654 square foot, Flex-Industrial facility located in Irvine, California. The subject property is occupied by Exodus Communications, Inc. ("Exodus", NASDAQ: EXDS, Moody's rated B3), under a 15-year, NNN Lease, expiring March 1, 2016.

o The city of Irvine is an incorporated community located in the south-central portion of Orange County, approximately 40 miles southeast of downtown Los Angeles and six miles inland from the Pacific Ocean. The subject is situated in Irvine's core business area, a mixed-use Industrial/R&D/Office area located less than one mile from the John Wayne Airport.

o Exodus is a provider of Internet system and network management solutions. Exodus offers server hosting, Internet connectivity, collaborative systems management and Internet technology services to provide optimal performance for customers' websites. Exodus delivers its services from geographically distributed, state-of-the-art Internet Data Centers that are connected through high-performance backbone network. Exodus customers include Yahoo!, Lycos, British Airways, Microsoft, USA TODAY.com and CBS MarketWatch.com.

o Exodus is currently in the process of converting the subject property into an Internet Data Center (IDC) entirely at their own cost (expected to total approximately $71.5 million), including uninterrupted electricity, powerful air-conditioning, multiple fiber optic sources, extensive fire detection/suppression systems and state-of-the-art security features.

o Exodus currently owns/operates 20 IDC's (exclusive of the subject) in major cities that include New York, Atlanta, London and Tokyo.

o The borrowing entity is Main Street, LLC, an SPE controlled by Nexus Properties, Inc. ("Nexus", 17.5% interest/managing member). Nexus is owned by Darrell Gary (50% interest) and Michael J. Reidy (50% interest). Nexus is a full-service real estate firm based in California and has developed more than three million square feet of commercial real estate over the last 25 years. Nexus currently owns and manages 16 commercial properties.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc., Merrill Lynch, Pierce, Fenner & Smith, Incorporated and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK1          COLLATERAL AND STRUCTURAL TERM SHEET        FEB. 13, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           THE ALLIANCE IJ PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE PRINCIPAL BALANCE:        $28,980,097

FIRST PAYMENT DATE:                    February 11, 2001

INTEREST RATE:                         8.4100%

AMORTIZATION:                          360 Months

MATURITY DATE:                         January 11, 2011

EXPECTED MATURITY BALANCE:             $26,192,534

SPONSOR(S):                            Andrew Schor
                                       Steve Ivankovich

INTEREST CALCULATION:                  Actual/360

CALL PROTECTION:                       LO/Defeasance until after the date six
                                       months prior to the Maturity Date

LOAN PER UNIT:                         $24,559

UP-FRONT RESERVES:                     Engineering Reserve           $159,875
                                       Environmental Reserve             $938

ONGOING RESERVES:                      Tax and Insurance(1)
                                       Replacement Reserve (monthly)  $24,583

LOCKBOX:                               Soft
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                Portfolio of 4 Assets

PROPERTY TYPE:                         Multifamily

PROPERTY SUB-TYPE:                     Conventional

LOCATION:                              See Adjacent Page

YEAR BUILT/RENOVATED:                  See Adjacent Page

UNITS:                                 1,180

OCCUPANCY:                             90%-95%

OWNERSHIP INTEREST:                    Fee

PROPERTY MANAGEMENT:                   Alliance Residential Management, L.L.C.

U/W NET CASH FLOW:                     $3,231,633

U/W DSCR:                              1.22x

APPRAISED VALUE:                       $36,650,000

CUT-OFF DATE LTV:                      79.1%

MATURITY DATE LTV:                     71.5%
--------------------------------------------------------------------------------

(1) Borrower is required to make monthly deposits into a tax and insurance escrow fund in an amount sufficient to accumulate funds necessary to pay
     (i) all taxes prior to their respective due dates and (ii) insurance premiums prior to the expiration thereof.

-------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc., Merrill Lynch, Pierce, Fenner & Smith, Incorporated and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
-------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
CSFB 2001-CK1                                COLLATERAL AND STRUCTURAL TERM SHEET                                     FEB. 13, 2001
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                   THE ALLIANCE IJ PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
                                                   ALLOCATED       PROPERTY     OWNERSHIP     YEAR BUILT/
PROPERTY                        LOCATION          LOAN AMOUNT        TYPE        INTEREST      RENOVATED      OCCUPANCY       UNITS
-----------------------------------------------------------------------------------------------------------------------------------
Foxfire Apartments              Amarillo, TX        $9,101,989    Multifamily      Fee         1990/1998         93%           328
Arrowood Apartments             Arlington, TX        8,141,700    Multifamily      Fee         1978/1998         94%           336
Apache Springs Apartments       Houston, TX          7,342,877    Multifamily      Fee         1982/1998         95%           296
Aspen Village Apartments        Indianapolis, IN     4,393,531    Multifamily      Fee         1972/1997         90%           220
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                                          $28,980,097                                                   93%         1,180
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Additional Information
--------------------------------------------------------------------------------

o The loan is secured by 4 garden-style multifamily projects. The subject properties' amenities include swimming pools, surface and covered parking, laundry facilities, extensive landscaping and onsite management/leasing offices.

o Foxfire Apartments, Arrowood Apartments and Apache Springs Apartments were all substantially renovated in 1998 at an average cost of $2,074/unit.

o The physical rehabilitation, which took place prior to Column's loan financing, has positioned these assets to raise rents to the current market rents of renovated units in comparable properties while simultaneously allowing the properties to upgrade their tenant profile.

o The subject properties secure a single Mortgage Note. The borrowing entity is a special purpose entity 100% owned by Alliance Holdings, L.L.C. ("Alliance"), whose principals include Andrew Schor and Steven Ivankovich.

o Alliance is a privately owned real estate investment, development, and finance firm concentrated in the multifamily housing business. Alliance and its affiliates own interests in and manage approximately 46,000 units throughout Texas, the Midwest and along the eastern seaboard from Virginia and Florida. Alliance Residential Management, L.L.C., an affiliate of the Borrower, has approximately 1,200 employees and is headquartered in Houston, Texas.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc., Merrill Lynch, Pierce, Fenner & Smith, Incorporated and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK1          COLLATERAL AND STRUCTURAL TERM SHEET        FEB. 13, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            THE ALLIANCE CC PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE PRINCIPAL BALANCE:        $27,406,372

FIRST PAYMENT DATE:                    May 1, 2000

INTEREST RATE:                         8.5600%

AMORTIZATION:                          360 Months

MATURITY DATE:                         April 1, 2010

EXPECTED MATURITY BALANCE:             $24,973,537

SPONSOR(S):                            Andrew Schor
                                       Steve Ivankovich
                                       Eaton Vance Corp.

INTEREST CALCULATION:                  Actual/360

CALL PROTECTION:                       LO/Defeasance until after the date six
                                       months prior to the Maturity Date

LOAN PER UNIT:                         $31,286

UP-FRONT RESERVES:                     Engineering Reserve            $270,000

ONGOING RESERVES:                      Tax and Insurance(1)
                                       Replacement Reserve (monthly)   $18,250

LOCKBOX:                               Soft
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                Portfolio of 4 Assets

PROPERTY TYPE:                         Multifamily

PROPERTY SUB-TYPE:                     Conventional

LOCATION:                              See Adjacent Page

YEAR BUILT/RENOVATED:                  See Adjacent Page

UNITS:                                 876

OCCUPANCY:                             95%-100%

OWNERSHIP INTEREST:                    Fee

PROPERTY MANAGEMENT:                   Alliance Residential Management, L.L.C.

U/W NET CASH FLOW:                     $3,123,868

U/W DSCR:                              1.22x

APPRAISED VALUE:                       $35,450,000

CUT-OFF DATE LTV:                      77.3%

MATURITY DATE LTV:                     70.4%
--------------------------------------------------------------------------------

(1) Borrower is required to make monthly deposits into a tax and insurance escrow fund in an amount sufficient to accumulate funds necessary to pay
     (i) all taxes prior to their respective due dates and (ii) insurance premiums prior to the expiration thereof.

-------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc., Merrill Lynch, Pierce, Fenner & Smith, Incorporated and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
-------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
CSFB 2001-CK1                                COLLATERAL AND STRUCTURAL TERM SHEET                                     FEB. 13, 2001
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                   THE ALLIANCE CC PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
                                                   ALLOCATED       PROPERTY     OWNERSHIP     YEAR BUILT/
PROPERTY                        LOCATION          LOAN AMOUNT        TYPE        INTEREST      RENOVATED      OCCUPANCY     UNITS
-----------------------------------------------------------------------------------------------------------------------------------
Crescent Square Apartments      Marietta, GA        $12,657,214   Multifamily      Fee         1973/1998          95%         360
Pecan Crossing Apartments       DeSoto, TX            7,342,877   Multifamily      Fee         1982/1998          95%         252
Estrada Place Apartments        Irving, TX            4,898,563   Multifamily      Fee         1983/1998          98%         160
Forest Creek Apartments         Largo, FL             2,520,753   Multifamily      Fee         1985/1999         100%         104
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                                           $27,406,372                                                   96%         876
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Additional Information
--------------------------------------------------------------------------------

o The loan is secured by 4 garden-style multifamily projects. The subject properties' amenities include swimming pools, tennis courts, surface and covered parking, laundry facilities, extensive landscaping and onsite management/leasing offices.

o The properties were all substantially renovated in 1998/1999 at an average cost of $2,360/unit.

o The physical rehabilitation, which took place prior to Column's loan financing, has positioned these assets to raise rents to the current market rents of renovated units in comparable properties while simultaneously allowing the properties to upgrade their tenant profile.

o The subject properties secure a single Mortgage Note. The borrowing entity is a special purpose entity sponsored by Alliance Holdings, L.L.C. ("Alliance", 45% interest), whose principals include Andrew Schor and Steven Ivankovich and Belcrest Realty Corporation, a subsidiary of Belcrest Capital Fund LLC (55% interest), which is managed by Eaton Vance Corp. (NYSE: EV).

o Alliance is a privately owned real estate investment, development, and finance firm concentrated in the multifamily housing business. Alliance and its affiliates own interests in and manage approximately 46,000 units throughout Texas, the Midwest and along the eastern seaboard from Virginia and Florida. Alliance Residential Management, L.L.C., an affiliate of the Borrower, has approximately 1,200 employees and is headquartered in Houston, Texas.

o Eaton Vance Corp. currently manages more than $42 billion in assets (as of 12/31/99) in over 70 Mutual Funds, and manages individual and institutional accounts for retirement plans, pension funds and endowments.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc., Merrill Lynch, Pierce, Fenner & Smith, Incorporated and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       133 FEDERAL STREET OFFICE BUILDING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE PRINCIPAL BALANCE:        $23,302,603

FIRST PAYMENT DATE:                    January 11, 2001

INTEREST RATE:                         7.9800%

AMORTIZATION:                          360 Months

MATURITY DATE:                         December 11, 2007

EXPECTED MATURITY BALANCE:             $21,828,819

SPONSOR(S):                            Steven B. Belkin

INTEREST CALCULATION:                  Actual/360

CALL PROTECTION:                       24-month prepayment lockout from the
                                       Note date with Yield Maintenance until
                                       three months prior to the Maturity Date

LOAN PER SF:                           $181

UP-FRONT RESERVES:                     Earnout Reserve(1)            $2,250,000

ONGOING RESERVES:                      Tax(2)
                                       TI/LC Reserve(3)
                                       Replacement Reserve (monthly)     $2,125
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                Single Asset

PROPERTY TYPE:                         Office

PROPERTY SUB-TYPE:                     CBD

LOCATION:                              Boston, MA

YEAR BUILT/RENOVATED:                  1960/1994

SQUARE FOOTAGE:                        128,637

OCCUPANCY:                             100%

OWNERSHIP INTEREST:                    Fee

                                           % OF TOTAL
MAJOR TENANTS                   NRSF          NRSF           LEASE EXPIRATION
-------------                   ----       -----------       ----------------
Fitcorp Health
  Centers, Inc.                19,467         15.1%               3/1/02
Gensler & Associates           19,460         15.1%               9/1/07
Foster Wheeler                 19,460         15.1%               6/1/05
American Arbitration           19,456         15.1%               2/1/01

PROPERTY MANAGEMENT:                   Charlesgate West Management, Inc.

U/W NET CASH FLOW:                     $2,552,912

U/W DSCR:                              1.24x

APPRAISED VALUE:                       $34,000,000

CUT-OFF DATE LTV:                      68.5%

MATURITY DATE LTV:                     64.2%
--------------------------------------------------------------------------------

(1) At closing, a $2,250,000 earn-out reserve was established to be released on or before September 1, 2001, upon (i) the property achieving a minimum DSCR of 1.20, and (ii) delivery of a fully executed lease with current tenant American Arbitration, and/or a substitute tenant acceptable to the mortgagee (the "Earn-out Tenant(s)") for the 19,456 square feet of space currently occupied by American Arbitration (2/1/01 lease expiration date) at a rental rate of not less than $40.00 per square foot for a term of not less than five years. In the event the foregoing Earn-out conditions do not occur on or before September 1, 2001, the mortgagee may, in its sole discretion, either (i) apply the funds in the Earn-out Reserve to pay down the principal balance of the Loan, subject to any applicable prepayment penalty, (ii) extend the deadline for performance of the Earn-out conditions, or (iii) continue to hold the Earn-out Reserve as additional security for the Loan throughout the remaining term of the Loan. Since funding, tenant American Arbitration has signed a letter of intent to (i) extend its lease through June 30, 2001 at a rental rate equal to $48 per square foot, and (ii) consolidate its occupancy to include 9,730 square feet as of July 1, 2001 at an initial rental rate equal to $48 per square foot with a new lease expiration date of June 30, 2006. The Earn-out Reserve will remain with the mortgagee in accordance with the above-mentioned Earn-out conditions.

(2) Borrower is required to make monthly deposits into a tax escrow fund in an amount sufficient to accumulate funds necessary to pay all taxes prior to their respective due dates.

(3) Borrower is required to make monthly payments into a TI/LC reserve in the amount of $13,809.30 to be allocated between two sub-accounts, the Fit Corp. Sub-Account and the Foster Wheeler Sub-Account. The Fit-Corp. Sub-Account is structured so that $100,000 ($5.13 per square foot for the 19,467 square feet leased to Fitcorp Health Centers, Inc.) shall be accumulated by 3/31/02 (Fitcorp Health Centers, Inc. lease expiration date). This sub-account is to be used for potential TI/LC costs incurred retenanting this space. The Foster Wheeler Sub-Account is structured so that $350,000 ($8.99 per square foot for the 38,920 square feet of space leased to tenants Gensler & Associates and Foster Wheeler) shall be accumulated by 1/1/05 (Foster Wheeler lease expiration date). This sub-account is to be used for potential TI/LC costs incurred retenanting this space.

-------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc., Merrill Lynch, Pierce, Fenner & Smith, Incorporated and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK1          COLLATERAL AND STRUCTURAL TERM SHEET        FEB. 13, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       133 FEDERAL STREET OFFICE BUILDING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Additional Information
--------------------------------------------------------------------------------

o Subject property is a 12-story, 128,637 square foot office building located in the central business district of Boston, Massachusetts. The subject is situated on Federal Street, in the heart of Boston's Financial District, between Congress Street and Tremont Street.

o Subject property was significantly renovated in 1994 at a cost of approximately $5.9 million.

o The subject has frontage along Federal Street, a busy urban thoroughfare. Access to the subject is convenient, as it is located in the middle of downtown Boston, near the I-93 and I-90 Interchanges. Additionally, the subject is served by several public transportation stations.

o The Financial District is Boston's primary central business district, serving as the hub of the region's banking and mutual funds industries and houses the headquarters of FleetBoston, State Street Corp., Fidelity Investments and Putnam Investments. The Financial District's average vacancy remains low at approximately 1.5%.

o The borrowing entity is B.E. Realty Limited Partnership, an SPE controlled by 133 Federal Street, Inc. (1% interest/GP), Steven B. Belkin (19% interest/LP), Julie Anne Belkin (40% interest/LP) and Amy Jill Belkin (40% interest/LP). The subject property is managed by Charlesgate West Management, Inc., a Borrower-related entity, that currently manages three other commercial properties in Boston and Cape Cod, Massachusetts.
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                       LEASE ROLLOVER SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
                                   AVERAGE
                                  BASE RENT                                             % OF TOTAL BASE        CUMULATIVE % OF TOTAL
                   # OF LEASES      PER SF      % OF TOTAL SF       CUMULATIVE % OF     RENTAL REVENUES           RENTAL REVENUES
    YEAR             ROLLING       ROLLING         ROLLING            SF ROLLING            ROLLING                   ROLLING
------------------------------------------------------------------------------------------------------------------------------------
     2001              7           $27.64            34.5%               34.5%                28.9%                    28.9%
------------------------------------------------------------------------------------------------------------------------------------
     2002              1            23.50            15.1                49.7                 10.8                     39.7
------------------------------------------------------------------------------------------------------------------------------------
     2003              2            37.12             3.9                53.6                  4.4                     44.1
------------------------------------------------------------------------------------------------------------------------------------
     2004              1            32.00             5.2                58.8                  5.1                     49.2
------------------------------------------------------------------------------------------------------------------------------------
     2005              3            40.94            21.7                80.5                 26.9                     76.1
------------------------------------------------------------------------------------------------------------------------------------
     2006              0             --               0.0                80.5                  0.0                     76.1
------------------------------------------------------------------------------------------------------------------------------------
     2007              1            41.38            15.1                95.6                 19.0                     95.1
------------------------------------------------------------------------------------------------------------------------------------
     2008              2            30.79             2.6                98.2                  2.4                     97.5
------------------------------------------------------------------------------------------------------------------------------------
     2009              0             --               0.0                98.2                  0.0                     97.5
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc., Merrill Lynch, Pierce, Fenner & Smith, Incorporated and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK1          COLLATERAL AND STRUCTURAL TERM SHEET        FEB. 13, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            BREA UNION PLAZA PHASE II
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE PRINCIPAL BALANCE:        $22,000,000

FIRST PAYMENT DATE:                    November 1, 2000

INTEREST RATE:                         7.8000%

AMORTIZATION:                          324 Months(1)

MATURITY DATE:                         October 1, 2010

EXPECTED MATURITY BALANCE:             $20,003,670

SPONSOR(S):                            Samuel Mevorach

INTEREST CALCULATION:                  Actual/360

CALL PROTECTION:                       LO/Defeasance until after the date six
                                       months prior to the Maturity Date

LOAN PER SF:                           $125

UP-FRONT RESERVES:                     Letter of Credit(2)          $99,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                Single Asset

PROPERTY TYPE:                         Retail

PROPERTY SUB-TYPE:                     Anchored

LOCATION:                              Brea, CA

YEAR BUILT:                            1999

SQUARE FOOTAGE:                        175,372

OCCUPANCY:                             100%

OWNERSHIP INTEREST:                    Fee

                                         % OF TOTAL
MAJOR TENANTS                 NRSF          NRSF          LEASE EXPIRATION
-------------                 ----       -----------      ----------------
Sears HomeLife               42,997         24.5%             8/31/14
Nordstrom Rack               40,725         23.2%             9/30/14
Staples, Inc.                24,042         13.7%             8/31/14

PROPERTY MANAGEMENT:                   DSB Properties, Inc.

U/W NET CASH FLOW:                     $2,513,543

U/W DSCR:                              1.29x

APPRAISED VALUE:                       $32,250,000

CUT-OFF DATE LTV:                      68.2%

MATURITY DATE LTV:                     62.0%
--------------------------------------------------------------------------------

(1) The loan features interest only payments for the first 36 months of the Loan term, followed by amortization on a 324-month schedule.

(2) At closing, Borrower posted a $99,000 Letter of Credit to be held for the life of the Loan, in lieu of monthly deposits for taxes and insurance premiums.

-------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc., Merrill Lynch, Pierce, Fenner & Smith, Incorporated and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK1          COLLATERAL AND STRUCTURAL TERM SHEET        FEB. 13, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            BREA UNION PLAZA PHASE II
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Additional Information
--------------------------------------------------------------------------------

o Subject property is a 175,372 square foot power retail center, contained in six 1 and 2-story buildings, located in Brea, California and constructed in 1999.

o The city of Brea, situated in Southern California, is located within the "Sixty Mile Circle", the area within a radius of 60 miles from downtown Los Angeles. The Sixty Mile Circle accounts for more than half of California's total economy.

o Subject is anchored by tenants Staples, Inc. (Moody's rated Baa2, Fitch rated BBB+), Nordstrom Rack, (Moody's rated Baa1), Sear's HomeLife and Michael's (Moody's rated Ba2) each with leases that extend beyond the term of the loan.

o The borrowing entity is Brea Union Plaza II, LLC, an SPE controlled by Samuel Mevorach (50% interest/managing member) and the Samuel Mevorach Trust (50% interest/member). Mr. Mevorach owns the adjacent Brea Union Plaza Phase I, a 183,756 square foot retail power center anchored by Wal-Mart, Linens & Things and Ralphs.

o Subject property management, DSB Properties, Inc. ("DSB"), provides professional property management, leasing services and brokerage for investment properties to owners of commercial shopping centers throughout Los Angeles County, Orange County and Ventura County. DSB currently manages
     1.5 million square feet of retail centers with a market value of approximately $270 million.


------------------------------------------------------------------------------------------------------------------------------------
                                                       LEASE ROLLOVER SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
                                   AVERAGE
                                  BASE RENT                                             % OF TOTAL BASE        CUMULATIVE % OF TOTAL
                   # OF LEASES      PER SF      % OF TOTAL SF       CUMULATIVE % OF     RENTAL REVENUES           RENTAL REVENUES
    YEAR             ROLLING       ROLLING         ROLLING            SF ROLLING            ROLLING                   ROLLING
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
     2001              0             --              0.0%                0.0%                 0.0%                     0.0%
------------------------------------------------------------------------------------------------------------------------------------
     2002              0             --              0.0                 0.0                  0.0                      0.0
------------------------------------------------------------------------------------------------------------------------------------
     2003              0             --              0.0                 0.0                  0.0                      0.0
------------------------------------------------------------------------------------------------------------------------------------
     2004              1           $18.00            3.4                 3.4                  4.0                      4.0
------------------------------------------------------------------------------------------------------------------------------------
     2005              0             --              0.0                 3.4                  0.0                      4.0
------------------------------------------------------------------------------------------------------------------------------------
     2006              0             --              0.0                 3.4                  0.0                      4.0
------------------------------------------------------------------------------------------------------------------------------------
     2007              0             --              0.0                 3.4                  0.0                      4.0
------------------------------------------------------------------------------------------------------------------------------------
     2008              1            22.00            3.2                 6.6                  4.5                      8.5
------------------------------------------------------------------------------------------------------------------------------------
     2009              2            20.49            9.1                15.7                 12.0                     20.4
------------------------------------------------------------------------------------------------------------------------------------
     2010              2            22.22            9.4                25.2                 13.4                     33.9
------------------------------------------------------------------------------------------------------------------------------------
     2011              0             --              0.0                25.2                  0.0                     33.9
------------------------------------------------------------------------------------------------------------------------------------
     2012              1            12.70           13.4                38.6                 10.9                     44.8
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc., Merrill Lynch, Pierce, Fenner & Smith, Incorporated and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
-------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                            CONTACTS
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                REAL ESTATE DEBT CAPITAL MARKETS
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
    CONTACT                           PHONE                          FAX                      E-MAIL
----------------------------------------------------------------------------------------------------------------------------------
     Ken Rivkin                       212.325.3295                   212.325.8104             ken.rivkin@csfb.com
     Managing Director

     Barry Polen                      212.325.3295                   212.325.8104             barry.polen@csfb.com
     Director

     Chris Anderson                   212.325.3295                   212.325.8104             chris.anderson@csfb.com
     Vice President

     Martin Gilligan                  212.325.3295                   212.325.8104             martin.gilligan@csfb.com
     Analyst

----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                       STRUCTURED FINANCE
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
    CONTACT                           PHONE                          FAX                      E-MAIL
----------------------------------------------------------------------------------------------------------------------------------
     Anand Gajjar                     212.538.6415                   212.325.6815             anand.gajjar@csfb.com
     Managing Director

     Bruce Viergever                  212.538.5418                   212.743.5547             bruce.viergever@csfb.com
     Vice President

     Michael Pryluck                  212.538.8689                   212.743.5562             mike.pryluck@csfb.com
     Analyst

----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc., Merrill Lynch, Pierce, Fenner & Smith, Incorporated and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
-------------------------------------------------------------------------------